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                                                                    Exhibit 99.2


                                                                       EXECUTION

                        MORTGAGE LOAN PURCHASE AGREEMENT

            Mortgage Loan Purchase Agreement, dated as of May 1, 1998 (the "Agreement"), between First Union National Bank (the "Seller") and First Union Commercial Mortgage Securities, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "FUNB Mortgage Loans") as provided herein. The Purchaser intends to deposit them, together with the Other Mortgage Loans (as defined below), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of the Cut-off Date, among the Purchaser as depositor, First Union National Bank as master servicer (in such capacity, the "Master Servicer"), CRIIMI MAE Services Limited Partnership as special servicer (in such capacity, the "Special Servicer"), and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). Concurrently with the purchase of the FUNB Mortgage Loans pursuant to this Agreement, the Purchaser will also purchase certain multifamily and commercial mortgage loans (the "Other Mortgage Loans"; and, collectively with the FUNB Mortgage Loans, the "Mortgage Loans") pursuant to two Mortgage Loan Purchase Agreements, each dated as of May 1, 1998, between, in one case, Bank of America NT&SA and the Purchaser, and between, in the other case, Lehman Brothers Holdings Inc., doing business as Lehman Capital, a division of Lehman Brothers Holdings Inc. and the Purchaser. The Other Mortgage Loans will likewise be deposited into the Trust Fund. Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. Agreement to Purchase.

            (a) The Seller agrees to sell, and the Purchaser agrees to purchase, the FUNB Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The FUNB Mortgage Loans will have an aggregate principal balance of $1,346,142,262.35 (the "FUNB Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date whether or not received. The FUNB Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not received), shall equal an aggregate principal balance (the "Initial Pool Balance") of $3,408,048,239 (subject to a variance of plus or minus 5%). The purchase and sale of the FUNB Mortgage Loans shall take place on May 28, 1998 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Bank of America Mortgage Loans shall consist of a cash amount equal to $1,391,988,263 (the "Aggregate Purchase Price") (which is equal to the FUNB Balance plus interest accrued on the FUNB Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date less fees and expenses payable by FUNB) which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            The Purchaser will assign to the Trustee, all of its right, title and interest in and to the FUNB Mortgage Loans.

SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the FUNB Mortgage Loans identified on the Mortgage Loan Schedule as of such date other than the primary servicing rights. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the FUNB Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the FUNB Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c) The Seller hereby represents and warrants that it has, on behalf of the Purchaser, delivered to the Trustee, the
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documents and instruments specified below with respect to each FUNB Mortgage
Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall, except as otherwise disclosed on Exhibit B hereto, contain the following documents:

            (i) the original executed Mortgage Note (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto) together with any intervening endorsements thereon, endorsed (without recourse, representation or warranty, express or implied) to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C2 or in blank;

            (ii) an original or copy of the Mortgage and any intervening assignments thereof, in each case with evidence of recording indicated thereon;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any intervening assignments thereof, in each case with evidence of recording indicated thereon;

            (iv) an original executed assignment, in recordable form, of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C2 in recordable form;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan, in favor of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C2;

            (vi) originals or copies of any written modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified;
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            (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; and

           (viii) any filed copies (with evidence of filing) of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3 assignment, in form suitable for filing, as appropriate, in favor of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C2; and

            (ix) an original or copy of any Ground Lease, any Credit Lease and any Lease Enhancement Policy or Guaranty.

            (d) Within 30 days following the Closing Date, the Purchaser shall submit or cause to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each assignment of Mortgage and each assignment of Assignment of Leases referred to in clause (iv) of subsection (c) above and each UCC-2 and UCC-3 in favor of and delivered to the Trustee constituting part of the Mortgage File. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Purchaser or its designee.

            (e) All documents and records (except attorney-client privileged communication and internal credit analysis of the Seller) relating to each FUNB Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.
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SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i) The Seller is a national banking association validly existing under the laws of the United States of America and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

                  (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws.

                  (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or By-Laws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

                  (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.
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                  (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

                  (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

                  (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the FUNB Mortgage Loans to the Purchaser as a sale of the FUNB Mortgage Loans to the Purchaser in exchange for consideration consisting of (A) a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the FUNB Mortgage Loans to the Purchaser will constitute reasonably equivalent value and fair consideration for the FUNB Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the FUNB Mortgage Loans to the Purchaser. The Seller is not selling the FUNB Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I, Schedule II, Schedule III and Schedule IV hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each FUNB Mortgage Loan. References in such representations and warranties to "Mortgage Loan" and "Mortgage Loans" shall be deemed to mean "FUNB Mortgage Loan" and "FUNB Mortgage Loans," respectively.

            (c) If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a FUNB Mortgage Loan, then the Seller, shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a FUNB Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days of any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach), if such Document Defect or Breach shall materially and adversely affect the value of the related FUNB Mortgage Loan or the interest of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, repurchase the affected FUNB Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period; provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect or Breach does not relate to the FUNB Mortgage Loan not being treated as a Qualified Mortgage, and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase the related FUNB Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a FUNB Mortgage Loan as to which there is any uncured Document Defect, the Seller shall provide the Officer's Certificate to the Trustee described above as to the reasons such Document Defect remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the forgoing provisions of this Section 3(c), if such Document Defect shall materially and adversely affect the value of such FUNB Mortgage Loan or the interests of the holders of the Certificate therein, the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect to be cured or repurchase the affected Mortgage Loan. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in clause (xii) of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            (d) In connection with any repurchase of a FUNB Mortgage Loan contemplated hereby, the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the Seller or its designee in the same manner, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which documents were previously assigned to the Trustee.

SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the FUNB Mortgage Loans from the Seller and to transfer the FUNB Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the FUNB Mortgage Loans by the Purchaser, the transfer of the FUNB Mortgage Loans to the Trustee, and the execution, delivery or performance of this

Agreement by the Purchaser, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's Articles of Incorporation or Bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the FUNB Mortgage Loans by the Seller to the Purchaser as a sale of the FUNB Mortgage Loans to the Purchaser in exchange for consideration consisting of (A) a cash amount equal to the Aggregate Purchase Price.

SECTION 5. Closing. The closing of the sale of the FUNB Mortgage Loans (the "Closing") shall be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099 at 10:00 A.M., New York time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date; provided, however, that any material inaccuracy in any representation and warranty set forth in or made pursuant to Section 3(b) shall not affect the Purchaser's obligation to purchase the Mortgage Loans not affected by such inaccuracy;

            (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser in its reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the FUNB Mortgage Loans on the Closing Date.

SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the date hereof;

            (c) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that (i) such officer has carefully examined the Prospectus and nothing has come to his attention that would lead him to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the Closing Date, included or includes any untrue statement of a material fact relating to the FUNB Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the FUNB Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Memorandum and nothing has come to his attention that would lead him to believe that the Memorandum, as of the date thereof or as of the Closing Date, included or includes any untrue statement of a material fact relating to the FUNB Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein related to the FUNB Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and a certificate of good standing of the Seller issued by the Office of the Comptroller of the Currency of the United States not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller, substantially in the form of Schedule V, with any modifications required by the Purchaser, its counsel or Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, their respective officers and directors, and each person, if any, who controls the Purchaser or any Underwriter within the meaning of either
Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates, or
(ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon an untrue statement or omission with respect to the FUNB Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was used to prepare the Prospectus Supplement including without limitation Annex A thereto, the Memorandum, the Diskette, the Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates),
(II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the FUNB Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth (X) in the Prospectus Supplement and the Memorandum under the headings "Summary of the Prospectus Supplement--The Mortgage Pool" or "Summary of the Memorandum--The Mortgage Pool", as applicable, "Risk Factors--The Mortgage Loans" and "Description of the Mortgage Pool" and (Y) on Annex A to the Prospectus Supplement and, to the extent consistent therewith, on the Diskette, or (III) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the FUNB Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File and Annex A to the Prospectus Supplement, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans in the Trust Fund. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

            (b) For purposes of this Agreement, "Registration Statement" shall mean the registration statement No. 333-48943 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated May 11, 1998, as supplemented by the prospectus supplement dated May 21, 1998 (the "Prospectus Supplement"), relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated May 28, 1998, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class B, Class C, Class D, Class E, and Class IO Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission

(the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Other Mortgage Loans and the Bank of America Mortgage Loans covered by the Agreed Upon Procedures Letter dated May [ ], 1998 and rendered by Deloitte & Touche LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser).

            (c) Promptly after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the Underwriters, representing all the indemnified parties under Section 7(a) who are parties to such action),
(ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, any of their respective directors or officers, or any person controlling the Purchaser or the Underwriters, and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters shall be third-party beneficiaries of the provisions of this Section 7.

SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the FUNB Balance represents of the Initial Pool Balance): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates; (ii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof; and
(vi) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the FUNB Mortgage Loans included in the Prospectus and Memorandum. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the FUNB Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the FUNB Mortgage Loans by the Seller to the Purchaser and not as a pledge of the FUNB Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the FUNB Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the FUNB Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the FUNB Mortgage Loans, and all amounts payable to the holder of the FUNB Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder;
(iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the FUNB Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the FUNB Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

SECTION 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                              SELLER

                              First Union National Bank


                              By:
                                  ----------------------------------
                              Name:  Barry Reiner
                              Title: Senior Vice President

                              Address for Notices:
                              One First Union Center
                              301 South College Street
                              Attention: Barry Reiner
                              Telecopier No.: 383-9601
                              Telephone  No.: 374-4499

                              PURCHASER

                              FIRST UNION COMMERCIAL
                              MORTGAGE SECURITIES, INC.


                              By:
                                  ----------------------------------
                              Name: Craig Lieberman
                              Title Vice President

                              Address for Notices:
                              One First Union Center
                              301 South College Street
                              Charlotte, North Carolina 28288-0600
                              Attention: Craig Lieberman
                              Telecopier No.: (704) 374-6435
                              Telephone  No.: (704) 383-7407

                                   Exhibit A

First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust 1998-C2 Servicing & Pooling
First Union Pool

Mortgage
Loan
Number   Property Name                                                   Address
(i)      (ii)                                                            (ii)
5        First Union Plaza                                               999 Peachtree Street
6        Oakwood Village                                                 185 Route 206
7        Phillips Place                                                  6800 Fairview Road
11       The Ridge Gardens Apartments                                    8509 Old Harford Road
13       Peach Tree Apartments                                           2002-2042 Peach Orchard Drive
15       Hunt Club                                                       404 Christopher Ave
16       100 West Chestnut St.                                           100 West Chestnut St.
18       Holly Hall                                                      2111 Holly Hall Drive
21       Burke Centre                                                    Burke Centre Pkwy. & Rte. 123
23       Brinker Trust 11                                                Various
23a      On The Border - Store #16                                       1121 I-20 West
23b      Macaroni Grill - Store #131                                     5133 S. Padre Island Dr.
23c      On The Border - Store #50                                       4301 S. Broadway
23d      On The Border - Store #17                                       1890 S. Stemmon Frwy.
23e      Chili's - Store #332                                            7621 F.M. 1960
23f      Macaroni Grill - Store #37                                      1670 W. I-20
23g      Chili's - Store #520                                            5025 E. 42nd St.
23h      Chili's - Store #272                                            3710 Call Field Dr.
23i      Chili's - Store #326                                            2800 Judson Rd.
24       Brinker Trust 9                                                 6700-6750 LBJ Freeway
25       Quince Orchard I Apartments                                     805 Quince Orchard Blvd
28       Peachtree Walk                                                  1074-1075 Peachtree Walk
31       Shaws Sainsbury                                                 50 Boston Post Road
33       Consolidated Cap Care Properties (8)                            Various
33a      Wynne Skilled                                                   400 Arkansas Street
33b      Marianna                                                        Highway 79 West
33c      Forrest City Intermediate - 500 Kittle Road                     500 Kittle Road
33d      DeWitt                                                          1325 Liberty Drive
33e      Stuttgart                                                       West 20th Street
33f      Forrest City Skilled - 603 Kittle Road                          603 Kittle Road
33g      Helena Skilled - 116 November                                   116 November Drive
33h      Helena Intermediate - 111 Hospital                              111 Hospital Drive
34       Stone Creek / Waters Landing                                    12840 Locbury Circle
36       Hechinger Commons Shopping Center                               3101-3231 Duke Street
37       Steeplechase / Largo                                            150 Steeplechase Way
38       Sandy Springs Plaza                                             6221 - 6351 Roswell Road NE
39       The Plantation at Lafayette                                     211 Liberty Ave.
41       Woodholme Medical Building                                      1838 Greene Tree Road
48       Rose Hill II                                                    4910-4926 Knickerbocker Drive
53       Quince Orchard II Apartments                                    805 Quince Orchard Blvd
55       Brinker Trust 5                                                 0
55a      Macaroni Grill - Store #106                                     780 Cobb Place Blvd.
55b      On The Border - Store #24                                       8555 S. Quebec St.
55c      Chili's - Store #364                                            3030 S. Glenstone
55d      Chili's - Store #523                                            301 Constitution
55e      Chili's - Store #256                                            2107 N. Veterans Pkwy.
55f      Chili's - Store #421                                            3580 Broadway
56       Brinker Trust 7                                                 Various
56a      Macaroni Grill - Store #53                                      39300 Seven Mile Rd.
56b      Macaroni Grill - Store #84                                      2572 Citiplace Court
56c      On The Border - Store #40                                       8101 Giacosa Dr.
56d      Chili's - Store #500                                            2319 Iowa St.
56e      Chili's - Store #404                                            9610 Hwy 5
56f      Chili's - Store #314                                            1388 Kildaire Farm Rd.
57       Northwind                                                       1680 Sky Mountain Road
58       Brinker Trust 2                                                 Various
58a      Macaroni Grill - Store #50                                      11100 West Markham
58b      Macaroni Grill - Store #115                                     740 SE Maynard Rd.
58c      Chili's - Store #470                                            1706 E. Cheyenne Mountain Rd.
58d      Chili's - Store #302                                            3795 E. Main St.
58e      Chili's - Store # 309                                           9009 E. 71st Street


Mortgage                                                                 Monthly                          Stated
Loan                                                    Cut-Off Date     Payment Due           Mortgage   Remaining     Maturity
Number   City                     State  Zip            Balance          (on 1st Due Date)     Rate       Term          Date or ARD
(i)      (ii)                     (ii)   (ii)           (iii)            (iv)                  (v)        (vi)          (vi)
5        Atlanta                   GA    30309          64,000,000.00     415,102.78            6.7500      180         05/01/13
6        Mount Olive               NJ    07836          63,766,163.27     441,378.01            7.3600      355         12/01/27
7        Charlotte                 NC    28200          25,328,344.54     165,094.21            6.7900      119         04/01/08
11       Baltimore                 MD    21234          22,168,011.77     149,609.90            7.1100      140         01/01/10
13       Falls Church              VA    22043          21,172,007.68     146,423.13            7.3750      178         03/01/13
15       Gaithersburg              MD    20879          20,806,341.65     135,991.59            6.8000      117         02/01/08
16       Chicago                   IL    60610          20,000,000.00     131,051.84            6.8500      120         05/01/08
18       Houston                   TX    77054          17,697,000.00     131,585.62            8.1400      110         07/01/07
21       Burke                     VA    22015          16,446,273.67     110,662.85            7.0800      176         01/01/13
23       Various                   TX    Various        15,391,930.50      91,787.23            7.1560      234         11/01/17
23a      Arlington                 TX    76017
23b      Corpus Christie           TX    78411
23c      Tyler                     TX    75703
23d      Lewisville                TX    75067
23e      Houston                   TX    77070
23f      Arlington                 TX    76017
23g      Odessa                    TX    79762
23h      Witchita Falls            TX    78603
23i      Longview                  TX    75605
24       Dallas                    TX    75240          15,373,841.14      91,679.34            7.1560      234         11/01/17
25       Gaithersburg              MD    20876          15,161,953.80     104,858.30            7.3750      178         03/01/13
28       Atlanta                   GA    30309          14,452,038.73      96,468.86            7.0000      116         01/01/08
31       Orange                    CT    44601          13,760,326.29      95,052.20            7.1250      297         02/01/23
33       Various                   AR    Various        13,404,516.00     110,828.06            7.7500      236         01/01/18
33a      Wynne                     AR    72396
33b      Marianna                  AR    72342
33c      Forrest City              AR    72335
33d      Dewitt                    AR    72042
33e      Stuttggart                AR    72160
33f      Forrest City              AR    72335
33g      Helena                    AR    72342
33h      Helena                    AR    72342
34       Germantown                MD    20866          13,365,532.22      87,357.98            6.8000      117         02/01/08
36       Alexandria                VA    22314          13,230,217.88      87,043.07            6.8750      154         03/01/11
37       Largo                     MD    20772          13,205,943.83      86,314.90            6.8000      117         02/01/08
38       Sandy Springs (Atlanta)   GA    30328          13,189,312.81      88,374.69            7.0625      119         04/01/08
39       Lafayette                 LA    70508          12,750,000.00      89,499.33            7.5400      114         11/01/07
41       Baltimore                 MD    21208          12,443,167.58      90,924.24            7.6000      115         12/01/07
48       Alexandria                VA    22310          11,980,750.16      80,846.22            7.1250      118         03/01/08
53       Gaithersburg              MD    20878          10,979,483.59      75,932.83            7.3750      178         03/01/13
55       0                         GA    Various        10,671,795.87      63,639.47            7.1560      234         11/01/17
55a      Kennesaw                  GA    30144
55b      Highlands Ranch           CO    80126
55c      Springfield               MO    65804
55d      W. Monroe                 LA    71292
55e      Bloomington               IL    61704
55f      Edmond                    OK    73013
56       Various                   MI    Various        10,585,153.28      63,122.81            7.1560      234         11/01/17
56a      Livonia                   MI    48152
56b      Baton Rouge               LA    70808
56c      Memphis                   TN    38133
56d      Lawrence                  KS    66046
56e      Douglasville              GA    30135
56f      Cary                      NC    27511
57       Reno                      NV    89503          10,585,106.73      71,414.16            7.1250      118         03/01/08
58       Various                   AR    Various        10,513,286.94      62,694.24            7.1560      234         11/01/17
58a      Little Rock               AR    72211
58b      Cary                      NC    27511
58c      Colorado Springs          CO    80906
58d      St. Charles               IL    60174
58e      Tulsa                     OK    74133


          Remaining                                                         ARD
          Amortization                                                      Additional
Mortgage  Term (in                   Master           Additional            Interest
Loan      the case of    Ground      Servicing        Servicing  ARD        Rate        Accrual    Mortgage
Number    Balloon loan)  Lease       Fee(%)           Fee (%)    Loan       (%)         Basis      Loan Seller        CTL
(i)       (vii)          (viii)      (ix)             (ix)       (x)        (x)         (xi)       (xii)             (xiii)
5                360     N            0.0900         0.0050       N          -           Act/360    First Union
6                        N            0.0900         0.0050       N          -           Act/360    First Union
7                359     N            0.0900         0.0050       N          -           Act/360    First Union
11               356     N            0.0900         0.0050       N          -           30/360     First Union
13               358     N            0.0900         0.0050       N          -           Act/360    First Union
15               357     N            0.0900         0.0050       N          -           30/360     First Union
16               360     N            0.0900         0.0050       N          -           Act/360    First Union
18                       N            0.0900         0.0050       Y          5.0000      Act/360    First Union
21               356     N            0.0900         0.0050       N          -           Act/360    First Union
23               311     N            0.0900         0.0050       N          -           30/360     First Union       Y
23a                      N
23b                      N
23c                      N
23d                      N
23e                      N
23f                      N
23g                      N
23h                      N
23i                      N
24               311     N            0.0900         0.0050       N          -           30/360     First Union       Y
25               358     N            0.0900         0.0050       N          -           Act/360    First Union
28               356     N            0.0900         0.0050       N          -           Act/360    First Union
31                       N            0.0900         0.0050       N          -           30/360     First Union       Y
33                       N            0.0900         0.0050       N          -           Act/360    First Union
33a                      N
33b                      N
33c                      N
33d                      N
33e                      N
33f                      N
33g                      N
33h                      N
34               357     N            0.0900         0.0050       N          -           30/360     First Union
36               358     N            0.0900         0.0050       N          -           Act/360    First Union
37               357     N            0.0900         0.0050       N          -           30/360     First Union
38               359     N            0.0900         0.0050       N          -           Act/360    First Union
39               360     N            0.0900         0.0050       N          -           Act/360    First Union
41               319     N            0.0900         0.0050       N          -           Act/360    First Union
48               358     N            0.0900         0.0050       N          -           30/360     First Union
53               358     N            0.0900         0.0050       N          -           Act/360    First Union
55               311     N            0.0900         0.0050       N          -           30/360     First Union       Y
55a                      N
55b                      N
55c                      N
55d                      N
55e                      N
55f                      N
56               311     N            0.0900         0.0050       N          -           30/360     First Union       Y
56a                      N
56b                      N
56c                      N
56d                      N
56e                      N
56f                      N
57               358     N            0.0900         0.0050       N          -           Act/360    First Union
58               311     N            0.0900         0.0050       N          -           30/360     First Union       Y
58a                      N
58b                      N
58c                      N
58d                      N
58e                      N


                                   Lease       Residual               Debt
Mortgage                           Enhance-    Value                  Service     Loan                           Interest
Loan     CTL                       ment        Insurance              Coverage    to Value Cross      Defea-     Reserve
Number   Guarantor                 Policy      Policy                 Ratio (x)   Ratio    Defaulted  sance      Loan
(i)      (xiii)                    (xiv)       (xiv)                  (xv)        (xv)     (xvi)      (xvii)     (xviii)
5                                                                       1.40       61.0    No          Y             Y
6                                                                       1.30       79.7    No          Y             Y
7                                                                       1.29       78.6    No          Y             Y
11                                                                      1.37       79.7    No          N             N
13                                                                      1.29       78.4    No          N             Y
15                                                                      1.21       79.6    No          Y             N
16                                                                      1.21       76.5    No          N             Y
18                                                                      1.22       80.4    No          N             N
21                                                                      1.51       66.6    No          Y             Y
23       Brinker International     Y             Y                      1.00       99.8    No          Y             N
23a                                                                     0.00        0.0
23b                                                                     0.00        0.0
23c                                                                     0.00        0.0
23d                                                                     0.00        0.0
23e                                                                     0.00        0.0
23f                                                                     0.00        0.0
23g                                                                     0.00        0.0
23h                                                                     0.00        0.0
23i                                                                     0.00        0.0
24       Brinker International     Y             Y                      1.00      100.1    No          Y             N
25                                                                      1.26       74.9    No          N             Y
28                                                                      1.26       72.3    No          Y             Y
31       J. Sainsbury PLC                                               1.00       99.0    No          N             N
33                                                                      2.00       55.4    No          Y             N
33a                                                                     0.00        0.0
33b                                                                     0.00        0.0
33c                                                                     0.00        0.0
33d                                                                     0.00        0.0
33e                                                                     0.00        0.0
33f                                                                     0.00        0.0
33g                                                                     0.00        0.0
33h                                                                     0.00        0.0
34                                                                      1.27       79.8    No          Y             N
36                                                                      1.43       71.9    No          Y             Y
37                                                                      1.30       79.8    No          Y             N
38                                                                      1.30       79.9    No          Y             Y
39                                                                      1.21       75.0    No          N             Y
41                                                                      1.40       71.5    No          N             N
48                                                                      1.26       79.9    No          N             N
53                                                                      1.25       74.9    No          N             Y
55       Brinker International     Y             Y                      1.00       99.7    No          Y             N
55a                                                                     0.00        0.0
55b                                                                     0.00        0.0
55c                                                                     0.00        0.0
55d                                                                     0.00        0.0
55e                                                                     0.00        0.0
55f                                                                     0.00        0.0
56       Brinker International     Y             Y                      1.00       99.8    No          Y             N
56a                                                                     0.00        0.0
56b                                                                     0.00        0.0
56c                                                                     0.00        0.0
56d                                                                     0.00        0.0
56e                                                                     0.00        0.0
56f                                                                     0.00        0.0
57                                                                      1.27       79.7    No          Y             Y
58       Brinker International     Y             Y                      1.00       99.9    No          Y             N
58a                                                                     0.00        0.0
58b                                                                     0.00        0.0
58c                                                                     0.00        0.0
58d                                                                     0.00        0.0
58e                                                                     0.00        0.0

First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust 1998-C2 Servicing & Pooling
First Union Pool

Mortgage
Loan
Number   Property Name                                                   Address
(i)      (ii)                                                            (ii)
58f      Chili's - Store #329                                            1161 Old Salem Rd.
61       Old Farm                                                        3751 Appian Way
62       River Reach                                                     628 River Reach Dr.
64       Health Care South(6 Prop)                                       Various
64a      Toombs Nursing Home                                             181 Oxley Drive
64b      Brentwood Terrace Health Center                                 115 Brentwood Drive
64c      Lee County Health Care                                          214 Main Street
64d      Liliann G. Carter Nursing Home                                  225 Hospital Street
64e      Sparta Health Care Center                                       Broad Street/Military Highway 22
64f      Oconee Health Care Center                                       107 Ridgview Drive
65       Spinnaker Reach Apartments                                      3875 San Pablo Rd.
67       Eastland Plaza                                                  678 North Wilson Way
68       Woodhaven Apartments                                            625 South Redwood Road
69       Best Western Greenfield Inn                                     3000 Enterprise Drive
71       Plaza LaFayette                                                 13011 - 13051 Newport Avenue
72       The Broun Portfolio Consolidation                               Various
72a      The Glen                                                        148 Governors Court
72b      The Mews Apartments                                             249 Meadows Drive
72c      Meadowlark Apartments                                           101 Meadowlark Drive
76       Liberty Gardens                                                 101 Liberty Garden Road
77       Park Forest                                                     7529 Fleta
78       Kings Harbor Multicare Center                                   2000 East Gun Hill Road
82       Valley Manor                                                    141C Marina Drive
84       The Morrison Building                                           6525 Morrison Boulevard
85       Sandstone Apartments                                            405 East Prince Road
90       Hampton Inn & Suites - Pineville                                401 Towne Centre Boulevard
93       Claremont Retirement Village                                    7041 Bent Tree Blvd.
94       Brookside West Apartments                                       420 Berman Road
95       Harris Boulevard I                                              5100 West Harris Bouldevard
96       Scott Mountain by the Brook                                     7828 SE Aspen Summit Drive
99       North Point - Springhouse Phase I                               5010 Split Rail Drive
105      Innsbrook Shoppes                                               4206 Cox Road
109      Montgomery Street                                               135 Montgomery Street
113      Trinity Place Apartments                                        1331 Trinity Place
121      Fountain Court                                                  6355-6605 Manatee Avenue
126      The Addison                                                     831 E. Morehead St.
127      Carolina Apartments                                             401 Highway 54 Bypass
128      Holiday Inn Lynchburg                                           601 Main Street
129      PalmTree Plaza                                                  3513-3533 Canon Road
132      Franklin Plaza                                                  281-339 Bickett Boulevard
133      Cumberland Green                                                26 Ladow Avenue
134      Spring Center                                                   8627 16th Street
135      Rose Hill I                                                     6200-6268 Rose Hill Drive
138      Green Grove                                                     99 Green Grove
139      Constantine Village                                             26 Constantine Place
141      Shoppes of Olney                                                3110-3134 Olney Sandy Spring Road
142      United HealthCare Office Bldg                                   13621 NW 12th Street
146      540 Atlantic Avenue                                             540 Atlantic Avenue
147      Maple Leaf Plaza                                                540 Water Street
150      K & K Warehousing - 701 Fourth Avenue                           701 Fourth Avenue
153      Mount Vernon                                                    38-A Mount Vernon Drive
158      Leonardine Gardens                                              110 Leonardine Avenue
159      Kroger La Grange                                                203 Commerce Avenue
163      Hampton Inn Detroit Metro Airport                               30847 Flynn Drive
166      Home - Springhouse Phase II                                     5010 Split Rail Drive
167      Southside Comfort Inn                                           120 West Third Street
168      Mill Park Apartments                                            2900 McCann Road
169      Warehouse Specialists - Enterprise Park 3.5, 4, 5               8511-8555 Martin Drive
170      Grand Central Station Shopping Center                           8756 Research Blvd
171      Ramada Inn Newburgh                                             1055 Union Avenue
173      Beacon Mill Village                                             2 Main Street
175      La Maison                                                       2308 & 2408 Houma Blvd
176      Connecticut Avenue Days Inn                                     4400 Connecticut Avenue, NW
177      Dill Creek Commons Shopping Center                              1360 West Wade Hampton Blvd.


Mortgage                                                                 Monthly                          Stated
Loan                                                    Cut-Off Date     Payment Due           Mortgage   Remaining     Maturity
Number   City                     State  Zip            Balance          (on 1st Due Date)     Rate       Term          Date or ARD
(i)      (ii)                     (ii)   (ii)           (iii)            (iv)                  (v)        (vi)          (vi)
58f      Conyers                   GA    30207
61       Lexington                 KY    40517           9,968,198.82      67,878.82            7.2000      116         01/01/08
62       Orlando                   FL    32828           9,932,082.23      69,128.75            7.4400      358         03/01/28
64       Various                   GA    Various         9,717,397.08      81,666.44            7.9500      115         12/01/07
64a      Lyons                     GA    30436
64b      Waynesboro                GA    30830
64c      Leesburg                  GA    31763
64d      Plains                    GA    31780
64e      Sparta                    GA    31087
64f      Oconee                    GA    31067
65       Jacksonville              FL    32224           9,687,495.88      67,624.66            7.4700      358         03/01/28
67       Stockton                  CA    95202           9,565,038.58      66,304.81            7.3750      115         12/01/07
68       Salt Lake City            UT    84104           9,530,000.00      70,860.08            8.1400      110         07/01/07
69       Allen Park                MI    48101           9,265,237.21      67,761.23            7.3400      177         02/01/13
71       Tustin                    CA    92780           9,242,654.04      62,537.63            7.1600      155         04/01/11
72       Atlanta                   GA    Various         9,237,003.50      62,318.96            7.1250      118         03/01/08
72a      Cartersville              GA    30120
72b      Loganville                GA    30249
72c      McDonough                 GA    30253
76       Bergenfield               NJ    07621           9,136,905.79      61,182.74            7.0500      118         03/01/08
77       St. Louis                 MO    63123           8,970,695.39      60,361.55            7.0800      176         01/01/13
78       Bronx                     NY    10469           8,951,209.01      74,664.64            7.8900      237         02/01/18
82       Edison                    NJ    08817           8,174,179.08      55,938.46            7.2500      176         01/01/13
84       Charlotte                 NC    28211           8,050,981.33      58,286.68            7.2000      115         12/01/07
85       Tuscon                    AZ    85705           7,983,000.00      59,357.40            8.1400      110         07/01/07
90       Pineville                 NC    28134           7,766,189.12      59,557.21            7.8750      116         01/01/08
93       Columbus                  OH    43235           7,589,517.39      51,587.90            7.2000      118         03/01/08
94       Augusta                   GA    30909           7,579,696.26      50,562.99            7.0000      117         02/01/08
95       Charlotte                 NC    28269           7,400,000.00      57,817.15            7.1000      240         05/01/18
96       Portland                  OR    97266           7,377,558.77      51,438.18            7.4400      116         01/01/08
99       Winston-Salem             NC    27106           7,171,377.96      48,945.88            7.2150      115         12/01/07
105      Glen Allen                VA    23060           7,000,000.00      48,228.05            7.3500      180         05/01/13
109      Jersey City               NJ    07302           6,900,000.00      46,184.25            7.0600      360         05/01/28
113      Middletown                OH    45042           6,794,491.45      45,514.91            7.0600      119         04/01/08
121      Bradenton                 FL    34209           6,592,324.44      48,238.06            7.3750      119         04/01/08
126      Charlotte                 NC    28204           6,555,555.55      48,773.42            7.5000      114         11/01/07
127      Carrboro                  NC    27510           6,547,029.36      45,320.04            7.3900      359         04/01/28
128      Lynchburg                 VA    24504           6,493,025.24      49,631.01            7.8750      119         04/01/08
129      Oceanside                 CA    92056           6,474,751.79      46,231.31            7.0700      297         02/01/23
132      Louisburg                 NC    27549           6,395,007.39      43,659.28            7.2500      239         04/01/18
133      Millville                 NJ    08332           6,381,293.31      45,298.80            7.6250      116         01/01/08
134      Silver Spring             MD    20910           6,350,417.94      42,885.03            7.1100      175         12/01/12
135      Alexandria                VA    22310           6,322,891.20      42,773.51            7.1500      118         03/01/08
138      Keyport                   NJ    07735           6,294,961.98      42,444.27            7.1250      179         04/01/13
139      Summit                    NJ    07836           6,276,579.44      43,105.37            7.2800      355         12/01/27
141      Olney                     MD    20832           6,244,629.40      40,578.93            6.7600      191         04/01/14
142      Sunrise                   FL    33304           6,200,000.00      45,013.94            7.3000      128         01/01/09
146      Brooklyn                  NY    11217           6,123,872.54      47,466.70            8.0000      116         01/01/08
147      Chardon                   OH    44024           6,077,175.58      41,612.75            7.2500      115         12/01/07
150      Menominee                 MI    49858           5,989,329.78      48,795.22            7.6250      119         04/01/08
153      Vernon                    CT    06066           5,982,462.46      42,467.63            7.6250      116         01/01/08
158      South River               NJ    08882           5,784,398.59      38,431.86            6.9600      357         02/01/28
159      LaGrange                  GA    30241           5,774,542.54      42,557.86            7.3750      236         01/01/18
163      Romulus                   MI    48174           5,678,693.80      41,531.07            7.3400      177         02/01/13
166      Winston-Salem             NC    27106           5,502,009.30      37,003.16            7.0750      116         01/01/08
167      Bethlehem                 PA    18018           5,493,855.16      41,092.76            7.6250      179         04/01/13
168      Longview                  TX    75605           5,486,000.00      40,791.02            8.1400      110         07/01/07
169      Clayton                   WI    54956           5,467,635.82      50,790.54            7.4375      178         03/01/13
170      Austin                    TX    78758           5,394,496.51      38,358.39            7.3750      116         01/01/08
171      Newburgh                  NY    12550           5,394,205.59      41,231.91            7.8750      119         04/01/08
173      Beacon Falls              CT    06403           5,377,345.73      38,220.86            7.6250      354         11/01/27
175      Metairie                  LA    70001           5,355,527.84      35,336.83            6.9100      119         04/01/08
176      Washington                DC    20008           5,350,000.00      39,536.03            7.5000      120         05/01/08
177      Greer                     SC    29650           5,349,731.63      42,764.71            7.3000      236         01/01/18


          Remaining                                                         ARD
          Amortization                                                      Additional
Mortgage  Term (in                   Master           Additional            Interest
Loan      the case of    Ground      Servicing        Servicing  ARD        Rate        Accrual    Mortgage
Number    Balloon loan)  Lease       Fee(%)           Fee (%)    Loan       (%)         Basis      Loan Seller        CTL
(i)       (vii)          (viii)      (ix)             (ix)       (x)        (x)         (xi)       (xii)             (xiii)
58f                      N
61               356     N            0.0900         0.0050       N          -           Act/360    First Union
62                       N            0.0900         0.0050       N          -           Act/360    First Union
64               235     N            0.0900         0.0050       N          -           Act/360    First Union
64a                      N
64b                      N
64c                      N
64d                      N
64e                      N
64f                      N
65                       N            0.0900         0.0050       N          -           Act/360    First Union
67               355     N            0.0900         0.0050       N          -           Act/360    First Union
68                       N            0.0900         0.0050       Y          5.0000      Act/360    First Union
69               297     N            0.0900         0.0050       N          -           Act/360    First Union
71               359     N            0.0900         0.0050       N          -           Act/360    First Union
72               358     N            0.0900         0.0050       N          -           Act/360    First Union
72a                      N
72b                      N
72c                      N
76               358     N            0.1150         0.0050       N          -           Act/360    First Union
77               356     N            0.0900         0.0050       N          -           30/360     First Union
78                       Y            0.0900         0.0050       N          -           Act/360    First Union
82               356     N            0.0900         0.0050       N          -           Act/360    First Union
84               295     N            0.0900         0.0050       N          -           30/360     First Union
85                       N            0.0900         0.0050       Y          5.0000      Act/360    First Union
90               296     N            0.0900         0.0050       N          -           Act/360    First Union
93               358     N            0.0900         0.0050       N          -           Act/360    First Union
94               357     N            0.0900         0.0050       N          -           Act/360    First Union
95                       N            0.0900         0.0050       N          -           Act/360    First Union
96               356     N            0.0900         0.0050       N          -           Act/360    First Union
99               355     N            0.0900         0.0050       N          -           30/360     First Union
105              360     N            0.0900         0.0050       N          -           Act/360    First Union
109                      N            0.0900         0.0050       N          -           Act/360    First Union
113              359     Y            0.0900         0.0050       N          -           30/360     First Union
121              299     N            0.0900         0.0050       N          -           Act/360    First Union
126              294     N            0.0900         0.0050       N          -           Act/360    First Union
127                      N            0.0900         0.0050       N          -           Act/360    First Union
128              299     N            0.0900         0.0050       N          -           Act/360    First Union
129                      N            0.0900         0.0050       N          -           Act/360    First Union
132              359     N            0.0900         0.0050       N          -           Act/360    First Union
133              356     N            0.0900         0.0050       N          -           Act/360    First Union
134              355     N            0.0900         0.0050       N          -           Act/360    First Union
135              358     N            0.0900         0.0050       N          -           30/360     First Union
138              359     N            0.0900         0.0050       N          -           Act/360    First Union
139                      N            0.0900         0.0050       N          -           Act/360    First Union
141              359     N            0.0900         0.0050       N          -           Act/360    First Union
142              300     N            0.0900         0.0050       N          -           Act/360    First Union
146              296     N            0.0900         0.0050       N          -           Act/360    First Union
147              355     N            0.0900         0.0050       N          -           Act/360    First Union
150              239     N            0.0900         0.0050       N          -           Act/360    First Union
153              356     N            0.0900         0.0050       N          -           Act/360    First Union
158                      N            0.0900         0.0050       N          -           Act/360    First Union
159              293     N            0.0900         0.0050       N          -           30/360     First Union       Y
163              297     N            0.0900         0.0050       N          -           Act/360    First Union
166              356     N            0.0900         0.0050       N          -           30/360     First Union
167              299     N            0.0900         0.0050       N          -           Act/360    First Union
168                      N            0.0900         0.0050       Y          5.0000      Act/360    First Union
169                      N            0.0900         0.0050       N          -           Act/360    First Union
170              326     N            0.0900         0.0050       N          -           Act/360    First Union
171              299     N            0.0900         0.0050       N          -           Act/360    First Union
173                      N            0.0900         0.0050       N          -           Act/360    First Union
175              359     N            0.0900         0.0050       N          -           Act/360    First Union
176              300     Both         0.0900         0.0050       N          -           Act/360    First Union
177                      N            0.0900         0.0050       N          -           Act/360    First Union


                                   Lease       Residual               Debt
Mortgage                           Enhance-    Value                  Service     Loan                           Interest
Loan     CTL                       ment        Insurance              Coverage    to Value Cross      Defea-     Reserve
Number   Guarantor                 Policy      Policy                 Ratio (x)   Ratio    Defaulted  sance      Loan
(i)      (xiii)                    (xiv)       (xiv)                  (xv)        (xv)     (xvi)      (xvii)     (xviii)
58f                                                                     0.00        0.0
61                                                                      1.31       79.8    No          Y             Y
62                                                                      1.26       84.9    No          N             Y
64                                                                      1.71       60.3    No          Y             N
64a                                                                     0.00        0.0
64b                                                                     0.00        0.0
64c                                                                     0.00        0.0
64d                                                                     0.00        0.0
64e                                                                     0.00        0.0
64f                                                                     0.00        0.0
65                                                                      1.21       83.5    No          N             Y
67                                                                      1.26       79.7    No          Y             Y
68                                                                      1.26       73.3    No          N             N
69                                                                      1.40       64.3    No          Y             Y
71                                                                      1.26       73.9    No          Y             Y
72                                                                      1.50       79.5    No          N             Y
72a                                                                     0.00        0.0
72b                                                                     0.00        0.0
72c                                                                     0.00        0.0
76                                                                      1.33       79.8    No          Y             Y
77                                                                      1.41       70.4    No          N             N
78                                                                      2.33       20.8    No          Y             N
82                                                                      1.25       79.4    No          N             Y
84                                                                      1.68       64.9    No          N             N
85                                                                      1.19       79.8    No          N             N
90                                                                      1.38       74.5    Panos       Y             N
93                                                                      1.64       69.0    No          Y             Y
94                                                                      1.30       75.8    No          N             Y
95                                                                      1.26       71.7    No          N             Y
96                                                                      1.25       78.5    No          N             Y
99                                                                      1.29       79.7    No          N             N
105                                                                     1.35       74.9    No          Y             Y
109                                                                     1.26       49.3    No          Y             Y
113                                                                     1.33       80.9    No          Y             N
121                                                                     1.27       74.9    No          Y             Y
126                                                                     1.25       76.5    No          N             Y
127                                                                     1.26       77.9    No          Y             Y
128                                                                     1.50       58.5    No          Y             N
129                                                                     1.39       71.9    No          Y             Y
132                                                                     1.25       79.9    No          Y             Y
133                                                                     1.30       70.9    No          N             N
134                                                                     1.41       74.7    No          Y             Y
135                                                                     1.26       74.4    No          Y             N
138                                                                     1.22       79.7    No          N             Y
139                                                                     1.68       67.9    No          Y             Y
141                                                                     1.45       68.6    No          Y             Y
142                                                                     1.54       50.0    No          Y             Y
146                                                                     1.42       69.0    No          Y             N
147                                                                     1.30       76.0    No          N             Y
150                                                                     1.45       69.4    K&K         Y             N
153                                                                     1.52       63.0    No          N             N
158                                                                     1.27       79.8    No          N             Y
159      Kroger Company            Y             Y                      1.02       95.5    No          Y             N
163                                                                     1.44       64.5    No          Y             Y
166                                                                     1.36       79.7    No          N             N
167                                                                     1.54       74.2    No          Y             N
168                                                                     1.25       78.4    No          N             N
169                                                                     1.27       63.6    WSI II      Y             Y
170                                                                     1.26       74.4    No          N             Y
171                                                                     1.40       69.6    No          Y             N
173                                                                     1.50       71.7    No          N             N
175                                                                     1.49       79.9    No          Y             Y
176                                                                     1.51       70.9    No          Y             Y
177                                                                     1.29       74.4    No          Y             Y

First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust 1998-C2 Servicing & Pooling
First Union Pool

Mortgage
Loan
Number   Property Name                                                   Address
(i)      (ii)                                                            (ii)
180      Hampton Inn - Matthews                                          9615 Independence Point Parkway
181      Cambridge House                                                 250 Bellbrook Avenue
184      Hearthside                                                      8214 Wilson Drive
185      Hampton Inn - Concord                                           612 Dicken Place
186      Reddmans Pier Apartments                                        5826 Reddman Road
189      Kroger Huntsville                                               8404 South Memorial Parkway
192      Kelly House                                                     106 St. Philip Street
195      Hampton Inn - Gatlinburg, TN                                    967 Parkway
197      Agoura Hills Town Center                                        30105-30135 Agoura Road
198      Foxhill Apartments                                              1900 South Missouri Street
203      K&K Warehousing - 3100 Woleske Rd                               3100 Woleske Road
206      Villa Park I                                                    8040 Villa Park Drive
211      Fairfield Inn Shreveport                                        6245 Westport Avenue
213      Oxford Point                                                    106 Old Lincoln Highway
218      Sunnyview                                                       4502 Sunnyview Drive
222      Seminary Place Shopping Center                                  9440-9524 Georgia Avenue
223      Vernon Gardens                                                  695 Talcottville Road
228      Ramada Inn & Suites                                             1410 South Country Club Drive
238      Hunters Crossing                                                2801 Bill Owens Parkway
239      54-57 South Street                                              54-57 South Street
240      Hansen Village Apartments                                       11821 Foothill Boulevard
244      Milestone                                                       Hopewell Road
246      Arnold Industrial Park                                          1361 Airport Road North
247      Derby Ridge                                                     67 Blue Stone Court
250      Superstition Marketplace                                        1155 South Power Road
251      Blue Grass Plaza                                                2417 Welsh Road (PA 532)
254      Village Green                                                   1000-1013 Village Green, 1005-1013 Milan Drive
255      Spartan Square Shopping Center                                  1435-1499 W. Main St.
256      Winn Dixie Eustis                                               1951 State Road 19 North
261      Winn Dixie Orangeburg                                           1481 Chestnut Street
270      Village South                                                   1243 Bay Area Blvd
275      Covington Square                                                4828 Zenith Street
278      Grand Manor Nursing and Rehab Center                            3645 Cook Avenue
280      Hillsdale Manor                                                 4710-4738 Wakefield Road
281      Amerihost Inn- Players                                          203 Front Street
283      Metro Plaza                                                     1407-1411 East-West Hgwy & 8397-8399 Colesville Rd
286      Forestwood On the Creek Apts.                                   9601 Forest Lane
288      Westbrook                                                       3463-3560 53rd Ave
290      Staples Hazelton                                                180 Susquehanna Boulevard
291      Treetops Terace Condominiums                                    93-116 Tree Top Court
292      Estero Woods Village                                            22770 South Tamiami Trail
294      Warehouse Specialists - Fond Du Lac II                          170 W. Larsen Drive
297      Buck Run/Timberline Condominiums                                4689 Buck Run Square
299      Mooresmill Village                                              2453 Coronet Way, NE
305      2-32 Brighton & 1101-1113 Commonwealth                          2-32 Brighton & 1101-1113 Commonwealth
308      South Brook                                                     5101 Linbar Drive
311      Pinnacle                                                        7131 Pinnacle Drive
313      Access Self Storage of Wayne                                    575 Route 23
315      Winn Dixie Morganton                                            111 Independence Boulevard
318      Grandview                                                       1319 E. 45th Street
320      Pep Boys Union                                                  2525 U.S. Highway 22
321      9031 Snowden Square Drive                                       9031 Snowden Square Drive
332      Safeway Milton Freewater                                        455 North Columbia St.
333      Rite Aid Portage                                                Westnedge Avenue and Kilgore Road
340      Walgreen St John                                                9280 Wicker Avenue
342      Chancellor Care Center of Delmar                                101 E. Delaware Avenue
345      Walgreen Lafayette                                              SEC 18TH Street and State Road 26
346      Northfield Lodge                                                603 East Northfield Boulevard
348      Somserset Chambers                                              156-158 Summer Street
349      Village Plaza of Margate                                        1360-1456 N. State Rd. 7
351      Pheasant Glen                                                   447 West Clinton Avenue


Mortgage                                                                 Monthly                          Stated
Loan                                                    Cut-Off Date     Payment Due           Mortgage   Remaining     Maturity
Number   City                     State  Zip            Balance          (on 1st Due Date)     Rate       Term          Date or ARD
(i)      (ii)                     (ii)   (ii)           (iii)            (iv)                  (v)        (vi)          (vi)
180      Matthews                  NC    28105           5,277,025.94      40,468.36            7.8750      116         01/01/08
181      Bristol                   TN    37620           5,271,218.92      43,919.90            7.8750      237         02/01/18
184      Ralston                   NE    68127           5,120,000.00      33,634.76            6.8750      120         05/01/08
185      Concord                   NC    28025           5,077,892.90      38,941.25            7.8750      116         01/01/08
186      Charlotte                 NC    28212           5,019,965.16      34,262.12            7.2150      115         12/01/07
189      Huntsville                AL    35801           4,987,105.52      36,799.57            7.3750      236         01/01/18
192      Charleston                SC    29403           4,907,580.45      32,343.91            6.8800      117         02/01/08
195      Gatlinburg                TN    37738           4,865,111.39      36,423.12            7.6250      118         03/01/08
197      Agoura Hills              CA    91301           4,850,614.46      36,169.49            7.8750      114         11/01/07
198      Casper                    WY    82609           4,787,972.59      33,152.41            7.3750      117         02/01/08
203      Marinette                 WI    54153           4,591,819.50      37,409.67            7.6250      119         04/01/08
206      Richmond                  VA    23228           4,573,974.74      34,368.49            7.6250      175         12/01/12
211      Shreveport                LA    71129           4,483,464.26      33,137.61            7.4600      117         02/01/08
213      Falls Township            PA    19030           4,479,383.97      34,209.10            8.1300      114         11/01/07
218      Oklahoma City             OK    73135           4,356,682.39      30,113.44            7.3750      119         04/01/08
222      Silver Spring             MD    20901           4,191,649.51      31,835.49            6.7100      239         04/01/18
223      Vernon                    CT    06066           4,188,585.76      27,661.21            6.9000      177         02/01/13
228      Mesa                      AZ    85210           4,145,337.26      30,911.49            7.5900      239         04/01/18
238      Longview                  TX    75605           4,076,595.82      26,898.18            6.9100      119         04/01/08
239      Morristown                NJ    07016           4,000,000.00      29,235.19            7.3750      120         05/01/08
240      Lake View Terrace         CA    91342           3,996,904.34      27,395.66            7.2900      119         04/01/08
244      Williamsport              MD    21795           3,956,704.30      29,374.90            7.5000      296         01/01/23
246      Naples                    FL    34104           3,925,345.74      28,796.66            7.3750      117         02/01/08
247      Lakeside Park             KY    41017           3,888,336.27      27,296.08            7.5100      116         01/01/08
250      Mesa                      AZ    85206           3,800,000.00      26,453.96            7.2500      177         02/01/13
251      Philadelphia              PA    19114           3,793,244.60      26,226.90            7.1000      118         03/01/08
254      Norfolk                   NE    68701           3,787,735.69      25,601.30            7.1250      116         01/01/08
255      Salem                     VA    24523           3,785,732.36      29,006.90            6.8000      238         03/01/18
256      Eustis                    FL    32726           3,781,369.71      29,851.29            7.0300      232         09/01/17
261      Orangeburg                SC    29115           3,614,562.16      26,554.05            7.2600      228         05/01/17
270      Clear Lake City           TX    77058           3,577,012.99      23,601.84            6.9100      119         04/01/08
275      Metairie                  LA    70001           3,477,096.43      22,942.57            6.9100      119         04/01/08
278      St Louis                  MO    63113           3,435,045.19      26,342.61            7.8750      176         01/01/13
280      Baltimore                 MD    21207           3,426,847.77      23,339.63            7.2100      117         02/01/08
281      Metroplois                IL    62960           3,419,679.83      28,057.25            7.6250      235         12/01/17
283      Silver Spring             MD    20910           3,394,966.40      22,415.15            6.9100      178         03/01/13
286      Dallas                    TX    75243           3,389,912.30      23,889.81            7.5500      116         01/01/08
288      Columbus                  NE    68601           3,385,039.59      22,879.48            7.1250      116         01/01/08
290      West Hazelton             PA    18201           3,361,990.84      27,437.69            7.6000      237         02/01/18
291      Blommingdale              NJ    07403           3,350,000.00      22,852.91            7.2500      180         05/01/13
292      Estero                    FL    33928           3,349,272.58      22,761.81            7.1800       80         01/01/05
294      Fond Du Lac               WI    54935           3,330,287.28      30,936.05            7.4375      178         03/01/13
297      Roanoke                   VA    24014           3,295,363.42      22,232.71            7.1250      118         03/01/08
299      Atlanta                   GA    30318           3,291,194.91      27,834.85            9.0625      297         02/01/23
305      Boston                    MA    02215           3,246,220.37      23,753.59            7.3750      119         04/01/08
308      Nashville                 TN    37211           3,213,139.91      22,175.45            7.3300      175         12/01/12
311      Ft. Myers                 FL    33907           3,191,724.41      21,699.56            7.1900      117         02/01/08
313      Wayne Township            NJ    07470           3,188,308.05      23,647.72            7.5000      117         02/01/08
315      Morganton                 NC    28655           3,154,360.17      24,999.29            7.0000      229         06/01/17
318      Kearny                    NE    68847           3,143,820.62      21,249.08            7.1250      116         01/01/08
320      Union Township            NJ    07083           3,124,248.80      22,684.52            7.4100      234         11/01/17
321      Columbia                  MD    21045           3,117,577.56      26,103.34            7.8750      234         11/01/17
332      Milton Freewater          OR    98762           3,022,231.31      23,478.58            7.2500      231         08/01/17
333      Portage                   MI    49081           3,010,493.00      22,542.69            7.1250      236         01/01/18
340      St. John                  IN    46373           2,960,504.00      23,177.84            7.0000      235         12/01/17
342      Delmar                    DE    19940           2,944,904.07      22,845.76            8.0000      115         12/01/07
345      Lafayette                 IN    47905           2,922,389.00      22,526.56            6.8750      238         03/01/18
346      Murfreesboro              TN    37130           2,897,305.71      19,995.72            7.3300      175         12/01/12
348      Summerville               MA    02143           2,876,550.45      20,705.64            7.1900      299         04/01/23
349      Margate                   FL    33063           2,843,054.28      24,758.22            7.5000      203         04/01/15
351      State College             PA    16803           2,815,365.88      22,099.99            8.7000      296         01/01/23


          Remaining                                                         ARD
          Amortization                                                      Additional
Mortgage  Term (in                   Master           Additional            Interest
Loan      the case of    Ground      Servicing        Servicing  ARD        Rate        Accrual    Mortgage
Number    Balloon loan)  Lease       Fee(%)           Fee (%)    Loan       (%)         Basis      Loan Seller        CTL
(i)       (vii)          (viii)      (ix)             (ix)       (x)        (x)         (xi)       (xii)             (xiii)
180              296     N            0.0900         0.0050       N          -           Act/360    First Union
181                      N            0.0900         0.0050       N          -           Act/360    First Union
184              360     N            0.0900         0.0050       N          -           Act/360    First Union
185              296     N            0.0900         0.0050       N          -           Act/360    First Union
186              355     N            0.0900         0.0050       N          -           30/360     First Union
189              292     N            0.0900         0.0050       N          -           30/360     First Union       Y
192              357     Both         0.0900         0.0050       N          -           Act/360    First Union
195              298     N            0.0900         0.0050       N          -           Act/360    First Union
197              324     N            0.0900         0.0050       N          -           Act/360    First Union
198              357     N            0.0900         0.0050       N          -           Act/360    First Union
203              239     N            0.0900         0.0050       N          -           Act/360    First Union
206              295     N            0.0900         0.0050       N          -           30/360     First Union
211              297     N            0.0900         0.0050       N          -           Act/360    First Union
213              321     N            0.0900         0.0050       N          -           Act/360    First Union
218              359     N            0.0900         0.0050       N          -           Act/360    First Union
222                      N            0.0900         0.0050       N          -           Act/360    First Union
223              357     N            0.0900         0.0050       N          -           Act/360    First Union
228              299     N            0.0900         0.0050       N          -           Act/360    First Union
238              359     N            0.0900         0.0050       N          -           Act/360    First Union
239              300     N            0.0900         0.0050       N          -           Act/360    First Union
240              359     N            0.0900         0.0050       N          -           Act/360    First Union
244                      N            0.1150         0.0050       N          -           Act/360    First Union
246              297     N            0.0900         0.0050       N          -           Act/360    First Union
247              356     N            0.0900         0.0050       N          -           Act/360    First Union
250              336     N            0.0900         0.0050       N          -           Act/360    First Union
251              328     N            0.1150         0.0050       N          -           Act/360    First Union
254              356     N            0.0900         0.0050       N          -           Act/360    First Union
255                      N            0.0900         0.0050       N          -           Act/360    First Union
256                      N            0.0900         0.0050       N          -           30/360     First Union       Y
261              288     N            0.0900         0.0050       N          -           30/360     First Union       Y
270              359     N            0.0900         0.0050       N          -           Act/360    First Union
275              359     N            0.0900         0.0050       N          -           Act/360    First Union
278              296     N            0.0900         0.0050       N          -           Act/360    First Union
280              357     N            0.0900         0.0050       N          -           30/360     First Union
281                      N            0.0900         0.0050       N          -           Act/360    First Union
283              358     N            0.0900         0.0050       N          -           Act/360    First Union
286              356     N            0.0900         0.0050       N          -           Act/360    First Union
288              356     N            0.0900         0.0050       N          -           Act/360    First Union
290                      N            0.0900         0.0050       N          -           30/360     First Union       Y
291              360     N            0.0900         0.0050       N          -           Act/360    First Union
292              356     N            0.0900         0.0050       N          -           Act/360    First Union
294                      N            0.0900         0.0050       N          -           Act/360    First Union
297              358     N            0.0900         0.0050       N          -           Act/360    First Union
299                      N            0.0900         0.0050       N          -           30/360     First Union
305              299     N            0.0900         0.0050       N          -           Act/360    First Union
308              355     N            0.0900         0.0050       N          -           Act/360    First Union
311              357     N            0.0900         0.0050       N          -           Act/360    First Union
313              297     N            0.0900         0.0050       N          -           Act/360    First Union
315                      N            0.0900         0.0050       N          -           30/360     First Union       Y
318              356     N            0.0900         0.0050       N          -           Act/360    First Union
320                      N            0.0900         0.0050       N          -           30/360     First Union       Y
321                      N            0.0900         0.0050       N          -           Act/360    First Union
332                      N            0.0900         0.0050       N          -           30/360     First Union       Y
333              266     N            0.0900         0.0050       N          -           30/360     First Union       Y
340                      N            0.0900         0.0050       N          -           30/360     First Union       Y
342              295     N            0.0900         0.0050       N          -           Act/360    First Union
345                      N            0.0900         0.0050       N          -           30/360     First Union       Y
346              355     N            0.0900         0.0050       N          -           Act/360    First Union
348                      N            0.0900         0.0050       N          -           30/360     First Union
349                      N            0.0900         0.0050       N          -           Act/360    First Union
351              356     N            0.0900         0.0050       N          -           Act/360    First Union


                                   Lease       Residual               Debt
Mortgage                           Enhance-    Value                  Service     Loan                           Interest
Loan     CTL                       ment        Insurance              Coverage    to Value Cross      Defea-     Reserve
Number   Guarantor                 Policy      Policy                 Ratio (x)   Ratio    Defaulted  sance      Loan
(i)      (xiii)                    (xiv)       (xiv)                  (xv)        (xv)     (xvi)      (xvii)     (xviii)
180                                                                     1.52       74.6    Panos       Y             N
181                                                                     1.37       78.7    No          Y             N
184                                                                     1.31       80.0    No          Y             Y
185                                                                     1.40       73.6    Panos       Y             N
186                                                                     1.26       79.7    No          N             N
189      Kroger Company            Y             Y                      1.02       94.1    No          Y             N
192                                                                     1.32       77.3    No          N             Y
195                                                                     1.44       74.9    No          Y             N
197                                                                     1.39       74.6    No          Y             N
198                                                                     1.29       73.7    No          N             Y
203                                                                     1.44       76.4    K&K         Y             N
206                                                                     1.32       65.8    No          Y             N
211                                                                     1.41       69.0    No          Y             Y
213                                                                     1.34       72.8    No          Y             N
218                                                                     1.34       79.9    No          Y             Y
222                                                                     1.55       55.9    No          Y             Y
223                                                                     1.25       76.2    No          Y             Y
228                                                                     1.40       75.9    Inn of Pays Y             Y
238                                                                     1.26       79.9    No          Y             Y
239                                                                     1.57       63.5    No          Y             Y
240                                                                     1.26       66.6    No          Y             Y
244                                                                     1.32       74.7    No          N             Y
246                                                                     1.35       56.1    No          Y             Y
247                                                                     1.32       69.2    No          N             Y
250                                                                     1.46       58.0    No          Y             Y
251                                                                     1.28       71.6    No          Y             Y
254                                                                     1.57       80.6    No          Y             Y
255                                                                     1.65       64.6    No          Y             Y
256      Winn-Dixie Stores, Inc.                                        1.03       86.4    No          Y             N
261      Winn-Dixie Stores, Inc.   Y             Y                      1.03       95.1    No          Y             N
270                                                                     1.35       79.9    No          Y             Y
275                                                                     1.35       79.9    No          Y             Y
278                                                                     1.98       74.7    No          Y             N
280                                                                     1.25       74.8    No          N             N
281                                                                     1.40       68.4    No          Y             N
283                                                                     1.50       73.6    No          Y             Y
286                                                                     1.27       70.6    No          Y             Y
288                                                                     1.47       80.6    No          Y             Y
290      Staples                                                        1.00       96.1    No          N             N
291                                                                     1.29       79.8    No          Y             Y
292                                                                     1.40       79.7    No          N             Y
294                                                                     1.35       62.8    WSI II      Y             Y
297                                                                     1.30       76.6    No          Y             Y
299                                                                     1.20       75.3    No          N             N
305                                                                     1.30       61.3    No          Y             Y
308                                                                     1.79       49.4    No          N             Y
311                                                                     1.40       79.1    No          N             Y
313                                                                     1.82       65.1    No          Y             Y
315      Winn-Dixie Stores, Inc.                                        1.04       90.1    No          Y             N
318                                                                     1.44       80.6    No          Y             Y
320      Pep Boys                                                       1.04       99.5    No          N             N
321                                                                     1.28       69.3    No          N             N
332      Safeway                                                        1.05       94.4    No          Y             N
333      Rite Aid Corp.            Y             Y                      1.00       97.1    No          Y             N
340      Walgreen Company                                               1.00       93.2    No          Y             N
342                                                                     1.45       68.5    No          Y             N
345      Walgreen Company                                               1.08       87.5    No          Y             N
346                                                                     1.30       66.6    No          N             Y
348                                                                     1.26       79.9    No          N             N
349                                                                     1.26       71.1    No          Y             Y
351                                                                     1.18       84.8    No          Y             N

First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust 1998-C2 Servicing & Pooling
First Union Pool

Mortgage
Loan
Number   Property Name                                                   Address
(i)      (ii)                                                            (ii)
354      Old Country Plaza                                               3940 Plank Road Road
356      Walgreen Miami                                                  9675 Northwest 41st Street
360      Warehouse Specialists - Stevens Point I & II                    4400 Industrial Park Rd. & 2557 Leahy Court
362      Littleton Lyne                                                  119-125 Littleton Road
364      Auburn Blvd Mini Storage                                        6230 Auburn Blvd
365      Springs Office Building                                         2101 West State Road 434
373      Linda Granada                                                   16600 San Fernanado Mission
374      633 Building                                                    633 Germantown Pike
375      Shoreline  View Alzheimer Care Center                           9324 North Harborview Drive
377      Cobblestone Village                                             1237-1263 North Riverside Av.
381      Amerihost Inn - Hammond                                         7813 Indianapolis Boulevard
382      Holiday Inn Express - Albany, GA                                911 East Oglethorpe Blvd.
385      Southgate Village Life Care Center                              4101 SW Martin Drive
386      Walgreen Houston                                                10850 Scarsdale Boulevard
387      Kushner Seiden Madison 64th LP                                  26 East 64th Street
389      Stor-It Rental Storage                                          1435 Malad Street
391      Best Western - Dunn                                             603 Spring Branch Road
394      Safeguard Self Storage                                          1007-09 Edgewood Road
395      Tuscany Village Phase I                                         235 Ocala
396      Concord Village West                                            137-A West Concord Drive
398      Days Inn - Forest Park                                          5116 Highway 85
399      Tech Center                                                     300 Kimberton Road
400      Amerihost Inn - Parkersburg                                     401 37th Street
401      Comfort Inn - Gaffney, SC                                       143 Corona Drive
402      Food Pavilion                                                   1000 West  4th Avenue
404      Keep It Self Storage - Santa Clarita                            25333 San Fernando Road
405      Country Creek                                                   398 Bethel Avenue
407      Willow Trace Apartments                                         8100 Pines Road
408      Walgreen Coral Springs                                          5480 University Drive
409      Fox Crossing                                                    6410 Walther Avenue
410      Emmorton Village Shopping Center                                3101-05 Emmorton Road (Rt. 24)
412      Walgreen Chicago                                                1546 North Central Ave.
413      Warehouse Specialists - Specialists Ave # 1-4                   720 - 772 Specialists Avenue
415      Inn of Payson                                                   801 North Beeline Highway
417      Val Halla                                                       1224 Lake Avenue
421      Plantation House                                                2625 Hudnell Street
424      Comfort Inn - Franklin                                          4206 Franklin Commons Court
426      Office Depot Aurora                                             SEC East Mississippi Avenue & South Potomac Street
430      1212-1216 Broadway                                              1212-1216 Broadway
433      Eckerd Ventnor                                                  6701 Ventnor Avenue
437      Rite Aid Virginia Beach                                         324 Virginia Beach Blvd
438      Rite Aid Roanoke                                                1168 Peters Creek Road
439      The Business Centre at Riverside                                1362 Brass Mill Road
440      The Manors Apartments                                           985 Manor Drive
442      Eckerd Houma                                                    7015 West Park Avenue
443      Antelope Valley Mall                                            1201 W Avenue P
444      Chateau Imperial                                                3000-3320 Parklane Drive
447      Eckerd Winslow                                                  S.W. Willaimstown - New Freedom Road
452      Villa d'Venus                                                   3124 Lake Villa Drive
453      Eckerd Drugs                                                    State Route 211 and Blumel Road
456      Best Western St. Augustine                                      2445 State Road 16
457      Nalley Valley Self Storage                                      2201 S. Tacoma Way
461      Days Inn/Kingsland                                              1050 East King Avenue
462      P Street                                                        1743 P Street
465      Woodway Apartments                                              2895 Dorthy Jeanie Drive
467      Eckerd Wildwood                                                 4201 Atlantic Ave.
470      Best Western Statesville                                        1121 Morland Drive
477      155 North Beacon Street                                         155 North Beacon Street


Mortgage                                                                   Monthly                          Stated
Loan                                                      Cut-Off Date     Payment Due           Mortgage   Remaining    Maturity
Number   City                       State  Zip            Balance          (on 1st Due Date)     Rate       Term         Date or ARD
(i)      (ii)                       (ii)   (ii)           (iii)            (iv)                  (v)        (vi)         (vi)
354      Fredericksburg              VA    22407           2,778,954.47      22,130.53            7.2500      236         01/01/18
356      Miami                       FL    33178           2,718,069.24      22,627.10            7.5000      223         12/01/16
360      Stevens Point               WI    54481           2,684,112.12      24,933.54            7.4375      178         03/01/13
362      Ayer                        MA    01432           2,656,383.08      20,607.49            8.0000      115         12/01/07
364      Citrus Heights              CA    95621           2,639,793.95      18,949.99            7.1300      117         02/01/08
365      Altomonta Springs/Longwood  FL    32714           2,639,786.71      18,941.49            7.1250      117         02/01/08
373      Granda Hills                CA    91344           2,542,686.75      18,215.68            7.7200      116         01/01/08
374      Plymouth Meeting            PA    19401           2,540,682.96      18,844.28            7.5000      117         02/01/08
375      Gig Harbor                  WA    98332           2,538,946.43      19,470.63            7.8750      116         01/01/08
377      Medford                     OR    97501           2,500,000.00      17,054.41            7.2500      120         05/01/08
381      Hammond                     IN    46324           2,481,770.36      20,139.83            7.5000      236         01/01/18
382      Albany                      GA    31705           2,479,063.65      20,911.00            8.0000      235         12/01/17
385      Topeka                      KS    66612           2,464,054.16      18,694.39            7.7500      116         01/01/08
386      Houston                     TX    77089           2,459,764.86      19,656.00            7.2700      235         12/01/17
387      New York                    NY    10021           2,453,681.46      16,748.18            7.2300      357         02/01/28
389      Boise                       ID    83705           2,447,179.29      18,783.43            7.8750      175         12/01/12
391      Dunn                        NC    28334           2,416,635.89      24,305.97            8.6250      175         12/01/12
394      Edgewood                    MD    21040           2,394,644.70      16,814.03            7.5200      117         02/01/08
395      Tallahassee                 FL    32304           2,392,627.30      16,576.20            7.3750      116         01/01/08
396      Clarksvile                  TN    37042           2,391,173.89      16,502.66            7.3300      175         12/01/12
398      Forest Park                 GA    30050           2,382,514.19      20,710.39            8.8750      114         11/01/07
399      Phoenixville                PA    19460           2,382,499.53      19,334.24            7.5000      116         01/01/08
400      Parkersburg                 WV    26101           2,378,907.69      19,518.09            7.6250      235         12/01/17
401      Gaffney                     SC    29341           2,360,068.62      19,907.27            8.0000      235         12/01/17
402      Kennewick                   WA    99336           2,343,111.70      15,743.34            7.0900      119         04/01/08
404      Santa Clarita               CA    91350           2,339,388.61      17,550.14            7.6200      236         01/01/18
405      Sanger                      CA    93757           2,326,171.64      16,721.06            7.7500      175         12/01/12
407      Shreveport                  LA    71129           2,322,000.00      17,265.18            8.1400      110         07/01/07
408      Coral Springs               FL    33076           2,320,085.38      18,521.79            7.1250      230         07/01/17
409      Baltimore                   MD    21206           2,319,272.57      15,499.53            7.0200      117         02/01/08
410      Abingdon                    MD    21009           2,291,829.34      16,698.72            7.3000      117         02/01/08
412      Chicago                     IL    60639           2,261,719.41      17,671.97            7.0000      236         01/01/18
413      Menasha                     WI    54956           2,261,613.00      21,008.81            7.4375      178         03/01/13
415      Payson                      AZ    85541           2,247,472.01      16,759.24            7.5900      239         04/01/18
417      Metairie                    LA    70002           2,222,177.00      14,796.33            7.0000      119         04/01/08
421      Dallas                      TX    75235           2,200,000.00      16,358.05            8.1400      110         07/01/07
424      Franklin                    TN    37064           2,196,876.93      17,560.57            7.8750      179         04/01/13
426      Aurora                      CO    80012           2,194,462.46      19,361.62            7.6250      173         10/01/12
430      New York                    NY    10001           2,189,021.81      17,162.53            8.1250      115         12/01/07
433      Ventnor City                NJ    08408           2,167,394.14      15,565.49            7.3100      233         10/01/17
437      Virginia Beach              VA    23451           2,149,999.09      17,186.93            7.1700      231         08/01/17
438      Roanoke                     VA    24017           2,145,860.84      16,985.41            7.1700      236         01/01/18
439      Belcamp                     MD    21017           2,145,240.02      15,121.54            7.5600      117         02/01/08
440      Palm Springs                FL    33461           2,142,586.73      15,217.57            7.6250      115         12/01/07
442      Houma                       LA    70364           2,126,984.61      15,030.92            7.0900      233         10/01/17
443      Palmdale                    CA    93551           2,125,000.00      16,744.03            7.2100      120         05/01/08
444      Hastings                    NE    68901           2,120,000.00      13,926.89            6.8750      120         05/01/08
447      Winslow Township            NJ    08095           2,106,916.60      15,577.28            7.6900      234         11/01/17
452      Metairie                    LA    70002           2,098,247.85      13,844.65            6.9100      119         04/01/08
453      Wallkill                    NY    10941           2,098,030.42      14,875.83            7.3750      119         04/01/08
456      St. Augustine               FL    32092           2,096,489.79      17,728.96            8.1250      239         04/01/18
457      Tacoma                      WA    98409           2,095,512.36      15,314.50            7.3500      238         03/01/18
461      Kingsland                   GA    31548           2,093,196.67      17,402.23            7.8750      238         03/01/18
462      Washington                  DC    20036           2,092,352.17      14,504.18            7.3750      115         12/01/07
465      Fayetteville                AR    72704           2,078,377.40      14,189.27            7.2500      119         04/01/08
467      Wildwood                    NJ    08260           2,072,762.95      16,094.97            7.6900      236         01/01/18
470      Statesville                 NC    28677           2,051,019.67      20,330.46            8.3750      175         12/01/12
477      Brighton                    MA    02135           1,993,519.50      15,271.08            7.8750       81         02/01/05


          Remaining                                                         ARD
          Amortization                                                      Additional
Mortgage  Term (in                   Master           Additional            Interest
Loan      the case of    Ground      Servicing        Servicing  ARD        Rate        Accrual    Mortgage
Number    Balloon loan)  Lease       Fee(%)           Fee (%)    Loan       (%)         Basis      Loan Seller        CTL
(i)       (vii)          (viii)      (ix)             (ix)       (x)        (x)         (xi)       (xii)             (xiii)
354                      N            0.0900         0.0050       N          -           Act/360    First Union
356                      N            0.0900         0.0050       N          -           30/360     First Union       Y
360                      N            0.0900         0.0050       N          -           Act/360    First Union
362              295     N            0.0900         0.0050       N          -           Act/360    First Union
364              297     N            0.0900         0.0050       N          -           Act/360    First Union
365              297     Y            0.0900         0.0050       N          -           Act/360    First Union
373              356     N            0.0900         0.0050       N          -           Act/360    First Union
374              297     N            0.0900         0.0050       N          -           Act/360    First Union
375              296     N            0.0900         0.0050       N          -           Act/360    First Union
377              360     N            0.0900         0.0050       N          -           Act/360    First Union
381                      N            0.0900         0.0050       N          -           Act/360    First Union
382                      N            0.0900         0.0050       N          -           Act/360    First Union
385              296     N            0.1150         0.0050       N          -           Act/360    First Union
386                      N            0.0900         0.0050       N          -           30/360     First Union       Y
387                      N            0.0900         0.0050       N          -           Act/360    First Union
389              295     N            0.0900         0.0050       N          -           Act/360    First Union
391                      Y            0.0900         0.0050       N          -           Act/360    First Union
394              357     N            0.0900         0.0050       N          -           30/360     First Union
395              356     N            0.0900         0.0050       N          -           Act/360    First Union
396              355     N            0.0900         0.0050       N          -           Act/360    First Union
398              258     N            0.0900         0.0050       N          -           Act/360    First Union
399              236     N            0.0900         0.0050       N          -           Act/360    First Union
400                      N            0.0900         0.0050       N          -           Act/360    First Union
401                      N            0.0900         0.0050       N          -           Act/360    First Union
402              359     N            0.0900         0.0050       N          -           Act/360    First Union
404              296     N            0.0900         0.0050       N          -           Act/360    First Union
405              355     N            0.0900         0.0050       N          -           Act/360    First Union
407                      N            0.0900         0.0050       Y          5.0000      Act/360    First Union
408                      N            0.0900         0.0050       N          -           30/360     First Union       Y
409              357     N            0.0900         0.0050       N          -           30/360     First Union
410              297     N            0.0900         0.0050       N          -           30/360     First Union
412                      N            0.0900         0.0050       N          -           30/360     First Union       Y
413                      N            0.0900         0.0050       N          -           Act/360    First Union
415              299     N            0.0900         0.0050       N          -           Act/360    First Union
417              359     N            0.0900         0.0050       N          -           Act/360    First Union
421                      N            0.0900         0.0050       Y          5.0000      Act/360    First Union
424              263     N            0.0900         0.0050       N          -           Act/360    First Union
426                      Y            0.0900         0.0050       N          -           30/360     First Union       Y
430              295     N            0.1150         0.0050       N          -           Act/360    First Union
433                      N            0.0900         0.0050       N          -           30/360     First Union       Y
437                      N            0.0900         0.0050       N          -           30/360     First Union       Y
438                      N            0.0900         0.0050       N          -           30/360     First Union       Y
439              357     N            0.0900         0.0050       N          -           30/360     First Union
440              355     N            0.0900         0.0050       N          -           Act/360    First Union
442                      N            0.0900         0.0050       N          -           30/360     First Union       Y
443              240     N            0.0900         0.0050       N          -           Act/360    First Union
444              360     N            0.0900         0.0050       N          -           Act/360    First Union
447                      N            0.0900         0.0050       N          -           30/360     First Union       Y
452              359     N            0.0900         0.0050       N          -           Act/360    First Union
453              329     N            0.0900         0.0050       N          -           Act/360    First Union
456                      N            0.0900         0.0050       N          -           Act/360    First Union
457              298     N            0.0900         0.0050       N          -           Act/360    First Union
461                      N            0.0900         0.0050       N          -           Act/360    First Union
462              355     N            0.0900         0.0050       N          -           Act/360    First Union
465              359     N            0.0900         0.0050       N          -           Act/360    First Union
467                      N            0.0900         0.0050       N          -           30/360     First Union       Y
470                      N            0.0900         0.0050       N          -           Act/360    First Union
477              297     N            0.0900         0.0050       N          -           30/360     First Union


                                   Lease       Residual               Debt
Mortgage                           Enhance-    Value                  Service     Loan                           Interest
Loan     CTL                       ment        Insurance              Coverage    to Value Cross      Defea-     Reserve
Number   Guarantor                 Policy      Policy                 Ratio (x)   Ratio    Defaulted  sance      Loan
(i)      (xiii)                    (xiv)       (xiv)                  (xv)        (xv)     (xvi)      (xvii)     (xviii)
354                                                                     1.36       70.4    No            Y             Y
356      Walgreen Company                                               1.10       77.1    No            N             N
360                                                                     1.34       59.7    WSI           Y             Y
362                                                                     1.26       78.1    No            N             N
364                                                                     1.38       73.8    No            Y             Y
365                                                                     1.30       68.8    No            N             Y
373                                                                     1.31       77.3    No            N             N
374                                                                     1.30       68.7    No            Y             Y
375                                                                     1.37       74.7    No            Y             N
377                                                                     1.25       72.5    No            Y             Y
381                                                                     1.42       62.8    No            Y             Y
382                                                                     1.51       66.1    No            Y             N
385                                                                     1.61       74.7    No            Y             N
386      Walgreen Company                                               1.03       87.1    No            N             N
387                                                                     1.45       74.4    No            Y             Y
389                                                                     1.36       74.2    No            Y             N
391                                                                     1.88       69.1    No            Y             N
394                                                                     1.36       71.5    No            N             N
395                                                                     1.41       77.2    No            Y             Y
396                                                                     1.41       67.4    No            N             Y
398                                                                     1.41       62.7    No            Y             N
399                                                                     1.32       70.1    No            Y             Y
400                                                                     1.42       56.6    No            Y             N
401                                                                     1.41       69.4    No            Y             N
402                                                                     1.42       75.0    No            Y             Y
404                                                                     1.35       74.3    No            Y             N
405                                                                     1.25       68.2    No            N             N
407                                                                     1.27       63.6    No            N             N
408      Walgreen Company                                               1.05       83.6    No            Y             N
409                                                                     1.33       74.8    No            N             N
410                                                                     1.31       71.6    No            N             N
412      Walgreen Company                                               1.57       58.8    No            Y             N
413                                                                     2.23       38.7    No            Y             Y
415                                                                     1.40       48.3    Inn of Payson Y             Y
417                                                                     1.44       79.9    No            Y             Y
421                                                                     1.72       80.0    No            N             N
424                                                                     1.65       64.6    No            Y             N
426      Office Depot                                                   1.05       86.1    No            Y             N
430                                                                     1.38       47.6    No            N             N
433      JC Penney                                                      1.01       99.4    No            N             N
437      Rite Aid Corp.                                                 1.12       94.5    No            Y             N
438      Rite Aid Corp.                                                 1.12       87.2    No            Y             N
439                                                                     1.43       69.2    No            N             N
440                                                                     1.34       75.8    No            N             N
442      JC Penney                                                      1.24       85.8    No            N             N
443                                                                     1.30       74.6    No            Y             Y
444                                                                     1.39       80.0    No            Y             Y
447      JC Penney                                                      1.00       97.1    No            N             N
452                                                                     1.35       79.9    No            Y             Y
453                                                                     1.36       77.1    No            Y             Y
456                                                                     1.71       69.9    No            Y             N
457                                                                     1.31       67.6    No            Y             Y
461                                                                     1.67       71.0    No            Y             N
462                                                                     1.25       76.8    No            N             Y
465                                                                     1.31       79.9    No            Y             Y
467      JC Penney                                                      1.00       94.2    No            N             N
470                                                                     1.40       66.2    No            N             N
477                                                                     1.45       76.7    No            N             N

First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust 1998-C2 Servicing & Pooling
First Union Pool

Mortgage
Loan
Number   Property Name                                                   Address
(i)      (ii)                                                            (ii)
478      Eckerd Oviedo                                                   Mitchell Hammock & Lockwood
486      Newtonian Gardens                                               70 West End Avenue
487      Rite Aid Gaylord                                                419 Main Street
489      Bella Mar                                                       825 Ocean Avenue
490      Amerihost Inn - Macomb                                          1646 North Lafayette
491      Amerihost Inn-Lancaster                                         1721 River Valley Circle North
492      Amerihost Inn - Logan                                           12819 State Road 664
493      Amerihost Inn- Jeffersonville                                   11431 Allen Road NW
495      CVS Brazil                                                      SEC Forest Ave & National Ave
497      Lobo Canyon Shopping Center                                     700 East Roosevelt Ave.
499      Saint Charles Place                                             2199 Southwest 81st Ave.
503      Keep it Self Storage - Van Nuys                                 6827 Woodley Avenue
505      421 Germantown Pike                                             421 Germantown Pike
507      Amerihost Inn-Sycamore                                          1475 South Peace Rd.
509      Eckerd Shreveport                                               Mansfield Rd/Bert Kouns Ind Loop
514      Crestwood Apartments                                            1428 Raymond Street
522      Warehouse Specialists - 1097 Ehlers Road                        1097 Ehlers Road
528      395-435 East O'Keefe Street                                     395-435 East O'Keefe Street
534      Fairmount Apartments                                            345-57 W. Johnson Streets
538      CVS Tipton                                                      711 East Jefferson St
539      State Farm Cranford                                             70 Myrtle Street
541      CVS York                                                        820 Edgewood Road
546      CVS Rockville                                                   NWC US 36 & SR 41
547      CVS Edinburgh                                                   NEC US 31 & Eisenhower Rd
550      CVS Greece                                                      3750 Mt. Read Boulevard
552      North Creek Townhomes                                           515- 112th ST. S.E.
555      Eckerd Oldsmar                                                  3771 Tampa Road
556      Henderson Mall                                                  675 Mall Ring Circle
557      Anchor Self Storage - Glendora                                  700 E. Acosta
561      Warehouse Specialists - Harrison Street                         2440 Harrison Street
565      New Hampshire Apartments                                        345 South New Hampshire St.
567      Briarcliff                                                      4314 Commomwealth Ave, A-1
573      IHOP Kannapolis                                                 800 Cloverleaf Plaza
576      CVS Aiken                                                       Whiskey Rd & Shannon Lane
579      Forest Glen                                                     2800-2875 Forest Glen Road
580      Revco Drug Store                                                2939 The Plaza Road
587      Glynbrook Estates                                               3642 Glynbrook Avenue
588      Cypress Winds                                                   2105 Cleary
592      IHOP Gastonia                                                   500 Cox Road
593      Taylor Gardens                                                  7601-7715 Hillendale Road
595      Camelot and Circle Inn Mobile Home Parks                        330 W. Chubbuck Rd. and 210 Circle Inn St.
601      Warehouse Specialists - 1286 Ehlers Road                        1286 Ehlers Road
602      Warehouse Specialists - Dixie Street                            356 Dixie Street
604      IHOP Wilmington                                                 5355 Market Street
605      Eckerd Kernersville                                             SEC Nelson St & Piney Grove Rd
606      Eckerds Easley                                                  5991 Calhoun Memorial Highway
615      Kings Tree Apartments                                           1800 Kingsley Avenue
622      Carey Hill Plaza                                                220 E. Ashland Street
624      Warehouse Specialists - Bell Street                             555 Bell Street
625      Warehouse Specialists - Combined Locks                          100 West Prospect Street
627      Williamstown Bay                                                4809 Dale Street
628      52 Liberty Street                                               52 Liberty Street
629      Highview Apartments                                             930-934 Greenbriar Drive and 1024 Hillcrest Drive
630      Kingwood                                                        118 Kingwood Drive
643      19-25 Brighton Avenue                                           19-25 Brighton Avenue
646      Crates shopping center                                          14 North Bridge Avenue
648      Roger Post                                                      4022 North Rogers Avenue
649      Ruffolo Plaza                                                   9701-9711 West Sample Road
650      Continental House                                               4318 South 25th Street
653      Sunbelt Newport News                                            745 Industrial Park Drive


Mortgage                                                                 Monthly                          Stated
Loan                                                    Cut-Off Date     Payment Due           Mortgage   Remaining     Maturity
Number   City                     State  Zip            Balance          (on 1st Due Date)     Rate       Term          Date or ARD
(i)      (ii)                     (ii)   (ii)           (iii)            (iv)                  (v)        (vi)          (vi)
478      Oveido                    FL    32765           1,991,102.10      15,682.26            7.1600      223         12/01/16
486      Newton                    NJ    07860           1,945,508.29      14,132.09            7.8700      117         02/01/08
487      Gaylord                   MI    49735           1,943,949.59      14,201.31            7.1250      236         01/01/18
489      Santa Monica              CA    90403           1,941,881.28      15,212.24            8.1250      116         01/01/08
490      Macomb                    IL    61455           1,932,862.50      15,858.45            7.6250      235         12/01/17
491      Lancaster                 OH    43130           1,932,862.50      15,858.45            7.6250      235         12/01/17
492      Logan                     OH    43138           1,908,082.25      15,655.13            7.6250      235         12/01/17
493      Octa                      OH    43128           1,908,082.25      15,655.13            7.6250      235         12/01/17
495      Brazil                    IN    47834           1,900,652.99      14,839.26            6.9375      234         11/01/17
497      Grants                    NM    87020           1,897,834.17      14,040.83            7.5000      119         04/01/08
499      Miramar                   FL    33025           1,894,978.07      12,720.60            7.0625      117         02/01/08
503      Van Nuys                  CA    91406           1,891,488.86      14,251.60            7.6700      236         01/01/18
505      Plymouth Meeting          PA    19462           1,891,079.46      13,886.71            7.3750      116         01/01/08
507      Sycamore                  IL    60178           1,883,301.94      15,451.82            7.6250      235         12/01/17
509      Shreveport                LA    71118           1,864,065.74      13,867.66            7.7800      232         09/01/17
514      Boise                     ID    83701           1,817,376.36      12,132.96            7.0200      118         03/01/08
522      Menasha                   WI    54956           1,764,555.20      16,391.49            7.4375      178         03/01/13
528      East Palo Alto            CA    94303           1,741,530.67      11,910.80            7.2500      117         02/01/08
534      Philadelphia              PA    19144           1,697,942.60      12,151.15            7.1250      119         04/01/08
538      Tipton                    IN    46072           1,668,582.84      13,339.39            7.2500      234         11/01/17
539      Cranford                  NJ    07016           1,666,978.73      18,546.86            7.5625      115         12/01/07
541      York                      PA    17402           1,645,957.00      12,688.15            6.8500      237         02/01/18
546      Rockville                 IN    47872           1,604,207.35      12,524.77            6.9375      234         11/01/17
547      Edinburgh                 IN    46124           1,599,803.95      12,789.54            7.2500      234         11/01/17
550      Greece                    NY    14616           1,595,748.59      11,316.72            7.0000      236         01/01/18
552      Everett                   WA    98208           1,594,881.62      10,828.14            7.1700      116         01/01/08
555      Oldsmar                   FL    34677           1,587,542.88      12,595.46            7.3000      224         01/01/17
556      Henderson                 NV    89014           1,575,000.00      12,147.87            7.2100      120         05/01/08
557      Glendora                  CA    91740           1,556,622.29      11,305.96            7.2800      118         03/01/08
561      Neenah                    WI    54956           1,540,879.18      14,313.70            7.4375      178         03/01/13
565      Los Angeles               CA    90020           1,498,839.13      10,273.37            7.2900       83         04/01/05
567      Charlotte                 NC    28205           1,493,242.99      11,216.92            7.6350      296         01/01/23
573      Kannapolis                NC    28083           1,457,928.76      10,350.00            7.8750      292         09/01/22
576      Aiken                     SC    29803           1,436,118.62      11,306.74            7.1250      237         02/01/18
579      Baltimore                 MD    21216           1,421,618.18       9,682.38            7.2100      117         02/01/08
580      Charlotte                 NC    28205           1,420,431.88       9,835.21            7.3750      117         02/01/08
587      Keizer                    OR    97303           1,395,038.52       9,789.00            7.5000      115         12/01/07
588      Metairie                  LA    70002           1,390,838.57       9,177.03            6.9100      119         04/01/08
592      Gastonia                  NC    28054           1,362,341.15       9,675.00            7.8750      283         12/01/21
593      Baltimore                 MD    21234           1,346,725.69       9,072.43            7.1000      117         02/01/08
595      Chubbuck                  ID    83202           1,345,749.00       9,209.38            7.2500      116         01/01/08
601      Neenah                    WI    54956           1,292,350.28      12,005.04            7.4375      178         03/01/13
602      Fond Du Lac               WI    54935           1,292,350.28      12,005.04            7.4375      178         03/01/13
604      Wilmington                NC    28405           1,264,040.35       9,075.00            7.8750      280         09/01/21
605      Kernersville              NC    27284           1,258,690.89       9,619.25            7.1250      229         06/01/17
606      Easley                    SC    29640           1,256,879.83       9,296.84            6.7900      225         02/01/17
615      Orange Park               FL    32073           1,196,993.15       8,288.10            7.3750      117         02/01/08
622      Brockton                  MA    02402           1,120,962.08       8,405.34            7.6250      117         02/01/08
624      Neenah                    WI    54956           1,093,527.16      10,158.11            7.4375      178         03/01/13
625      Combined Locks            WI    54113           1,093,527.16      10,158.11            7.4375      178         03/01/13
627      McFarland                 WI    53558           1,074,983.00       8,751.16            9.1100      297         02/01/23
628      Kearny                    NJ    07032           1,064,955.41       7,651.28            7.7500      116         01/01/08
629      DeKalb                    IL    60115           1,060,000.00       7,231.07            7.2500      120         05/01/08
630      Murfreesboro              TN    37130           1,059,090.79       7,309.30            7.3300      175         12/01/12
643      Allston                   MA    02134             989,227.70       6,753.55            7.2500      119         04/01/08
646      Redbank                   NJ    07701             958,969.88       7,330.12            7.8750      179         04/01/13
648      Baltimore                 MD    21207             950,688.06       6,404.46            7.1000      117         02/01/08
649      Coral Springs             FL    33065             933,851.66       7,084.98            7.7500      116         01/01/08
650      Omaha                     NE    68107             930,000.00       6,109.44            6.8750      120         05/01/08
653      Newport News              VA    23608             891,617.14       7,247.10            8.1250      234         11/01/17


          Remaining                                                         ARD
          Amortization                                                      Additional
Mortgage  Term (in                   Master           Additional            Interest
Loan      the case of    Ground      Servicing        Servicing  ARD        Rate        Accrual    Mortgage
Number    Balloon loan)  Lease       Fee(%)           Fee (%)    Loan       (%)         Basis      Loan Seller        CTL
(i)       (vii)          (viii)      (ix)             (ix)       (x)        (x)         (xi)       (xii)             (xiii)
478                      N            0.0900         0.0050       N          -           30/360     First Union       Y
486              357     N            0.0900         0.0050       N          -           Act/360    First Union
487              283     N            0.0900         0.0050       N          -           30/360     First Union       Y
489              296     N            0.0900         0.0050       N          -           Act/360    First Union
490                      N            0.0900         0.0050       N          -           Act/360    First Union
491                      N            0.0900         0.0050       N          -           Act/360    First Union
492                      N            0.0900         0.0050       N          -           Act/360    First Union
493                      N            0.0900         0.0050       N          -           Act/360    First Union
495                      N            0.0900         0.0050       N          -           30/360     First Union       Y
497              299     N            0.0900         0.0050       N          -           Act/360    First Union
499              357     N            0.0900         0.0050       N          -           Act/360    First Union
503              296     N            0.0900         0.0050       N          -           Act/360    First Union
505              296     N            0.0900         0.0050       N          -           Act/360    First Union
507                      N            0.0900         0.0050       N          -           Act/360    First Union
509                      N            0.0900         0.0050       N          -           30/360     First Union       Y
514              358     N            0.0900         0.0050       N          -           Act/360    First Union
522                      N            0.0900         0.0050       N          -           Act/360    First Union
528              357     N            0.0900         0.0050       N          -           Act/360    First Union
534              299     N            0.0900         0.0050       N          -           Act/360    First Union
538                      N            0.0900         0.0050       N          -           30/360     First Union       Y
539                      N            0.0900         0.0050       N          -           30/360     First Union       Y
541                      N            0.0900         0.0050       N          -           30/360     First Union       Y
546                      N            0.0900         0.0050       N          -           30/360     First Union       Y
547                      N            0.0900         0.0050       N          -           30/360     First Union       Y
550                      N            0.0900         0.0050       N          -           30/360     First Union       Y
552              356     N            0.0900         0.0050       N          -           Act/360    First Union
555                      N            0.0900         0.0050       N          -           30/360     First Union       Y
556              252     N            0.0900         0.0050       N          -           Act/360    First Union
557              298     N            0.0900         0.0050       N          -           Act/360    First Union
561                      N            0.0900         0.0050       N          -           Act/360    First Union
565              359     N            0.0900         0.0050       N          -           Act/360    First Union
567                      N            0.0900         0.0050       N          -           Act/360    First Union
573                      N            0.0900         0.0050       N          -           30/360     First Union       Y
576                      N            0.0900         0.0050       N          -           30/360     First Union       Y
579              357     N            0.0900         0.0050       N          -           30/360     First Union
580              357     N            0.0900         0.0050       N          -           Act/360    First Union
587              355     N            0.0900         0.0050       N          -           Act/360    First Union
588              359     N            0.0900         0.0050       N          -           Act/360    First Union
592                      N            0.0900         0.0050       N          -           30/360     First Union       Y
593              357     N            0.0900         0.0050       N          -           30/360     First Union
595              356     N            0.0900         0.0050       N          -           Act/360    First Union
601                      N            0.0900         0.0050       N          -           Act/360    First Union
602                      N            0.0900         0.0050       N          -           Act/360    First Union
604                      N            0.0900         0.0050       N          -           30/360     First Union       Y
605                      N            0.0900         0.0050       N          -           30/360     First Union       Y
606                      Y            0.0900         0.0050       N          -           30/360     First Union       Y
615              357     N            0.0900         0.0050       N          -           Act/360    First Union
622              297     N            0.0900         0.0050       N          -           Act/360    First Union
624                      N            0.0900         0.0050       N          -           Act/360    First Union
625                      N            0.0900         0.0050       N          -           Act/360    First Union
627              357     N            0.0900         0.0050       N          -           Act/360    First Union
628              356     N            0.0900         0.0050       N          -           Act/360    First Union
629              360     N            0.0900         0.0050       N          -           Act/360    First Union
630              355     N            0.0900         0.0050       N          -           Act/360    First Union
643              359     N            0.0900         0.0050       N          -           Act/360    First Union
646              299     N            0.0900         0.0050       N          -           Act/360    First Union
648              357     N            0.0900         0.0050       N          -           30/360     First Union
649              296     N            0.0900         0.0050       N          -           Act/360    First Union
650              360     N            0.0900         0.0050       N          -           Act/360    First Union
653                      N            0.0900         0.0050       N          -           30/360     First Union       Y


                                   Lease       Residual               Debt
Mortgage                           Enhance-    Value                  Service     Loan                           Interest
Loan     CTL                       ment        Insurance              Coverage    to Value Cross      Defea-     Reserve
Number   Guarantor                 Policy      Policy                 Ratio (x)   Ratio    Defaulted  sance      Loan
(i)      (xiii)                    (xiv)       (xiv)                  (xv)        (xv)     (xvi)      (xvii)     (xviii)
478      JC Penney                                                      1.13       75.9    No          Y             N
486                                                                     1.31       64.9    No          N             N
487      Rite Aid Corp.            Y             Y                      1.00      102.3    No          Y             N
489                                                                     1.42       35.3    No          N             N
490                                                                     1.42       69.0    No          Y             N
491                                                                     1.49       55.2    No          Y             N
492                                                                     1.40       63.6    No          Y             N
493                                                                     1.41       63.6    No          Y             N
495      Revco D.S. Inc.                                                1.03       98.7    No          N             N
497                                                                     1.33       73.0    No          Y             Y
499                                                                     1.50       72.9    No          Y             Y
503                                                                     1.32       68.8    No          Y             N
505                                                                     1.26       74.2    No          Y             Y
507                                                                     1.41       67.3    No          Y             N
509      JC Penney                                                      1.24       82.9    No          N             N
514                                                                     1.31       63.8    No          N             Y
522                                                                     1.54       53.5    WSI         Y             Y
528                                                                     1.27       72.6    No          Y             Y
534                                                                     1.26       77.2    No          Y             Y
538      Revco D.S. Inc.                                                1.03       95.4    No          N             N
539      State Farm                                                     1.00       79.4    No          N             N
541      CVS Corporation                                                1.00       98.3    No          N             N
546      Revco D.S. Inc.                                                1.03       99.0    No          N             N
547      Revco D.S. Inc.                                                1.03       97.0    No          N             N
550      CVS Corporation                                                1.10       99.7    No          Y             N
552                                                                     1.28       72.5    No          Y             Y
555      JC Penney                                                      1.34       68.0    No          N             N
556                                                                     1.28       67.7    No          Y             Y
557                                                                     1.30       65.5    No          Y             Y
561                                                                     1.46       64.2    WSI         Y             Y
565                                                                     1.28       74.9    No          Y             Y
567                                                                     1.43       67.9    No          Y             N
573      IHOP Corp                                                      1.10       97.2    No          Y             N
576      CVS Corporation                                                1.24       74.4    No          Y             N
579                                                                     1.38       74.8    No          N             N
580                                                                     1.29       80.3    No          Y             Y
587                                                                     1.30       73.4    No          N             Y
588                                                                     1.29       79.9    No          Y             Y
592      IHOP Corp                                                      1.10       96.6    No          Y             N
593                                                                     1.47       74.8    No          N             N
595                                                                     1.43       74.8    No          Y             Y
601                                                                     1.53       51.7    WSI         Y             Y
602                                                                     1.51       54.5    WSI         Y             Y
604      IHOP Corp                                                      1.10       95.8    No          Y             N
605      JC Penney                                                      1.20       81.2    No          Y             N
606      JC Penney                                                      1.02       78.6    No          N             N
615                                                                     1.27       66.5    No          Y             Y
622                                                                     1.25       72.3    No          Y             N
624                                                                     1.39       57.9    WSI         Y             Y
625                                                                     1.42       67.1    WSI         Y             Y
627                                                                     1.21       73.6    No          Y             N
628                                                                     1.27       74.7    No          Y             N
629                                                                     1.23       81.5    No          Y             Y
630                                                                     1.29       29.8    No          N             Y
643                                                                     1.27       77.6    No          Y             Y
646                                                                     1.32       75.2    No          N             N
648                                                                     1.37       74.9    No          N             N
649                                                                     1.34       74.7    No          Y             N
650                                                                     1.59       71.5    No          Y             Y
653      Ashtead Group PLC                                              1.05       91.5    No          N             N

First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust 1998-C2 Servicing & Pooling
First Union Pool

Mortgage
Loan
Number   Property Name                                                   Address
(i)      (ii)                                                            (ii)
658      USPS Fallon                                                     120 Allen Road
660      Woodlawn Village                                                6601-6705 Kincheloe
661      Monmouth Beach Village                                          108 South Cookman Avenue
663      Pikesville Professional Building                                7 Church Lane
664      Washington Place                                                944 Old Washington Road
667      Commerce Square Shopping Center                                 203 Commerce Avenue
669      Magnolia                                                        2100 River View Rd.
671      Creamery Hills                                                  355 Creamery Road
673      Wells Court                                                     1856 Wells Drive
674      Logan Square Shopping Center                                    SWC of Logan Drive and Memorial Parkway (Highway 231)
675      2486 Morris Avenue                                              2486 Morris Avenue


Mortgage                                                                 Monthly                          Stated
Loan                                                    Cut-Off Date     Payment Due           Mortgage   Remaining     Maturity
Number   City                     State  Zip            Balance          (on 1st Due Date)     Rate       Term          Date or ARD
(i)      (ii)                     (ii)   (ii)           (iii)            (iv)                  (v)        (vi)          (vi)
658      Fallon                    NV    89406             828,685.79       6,965.62            7.8500      231         08/01/17
660      Baltimore                 MD    21207             786,130.46       5,354.19            7.2100      117         02/01/08
661      Long Branch               NJ    07740             780,000.00       5,168.42            6.9600      360         05/01/28
663      Pikesville                MD    21208             767,358.36       5,700.25            7.5200      117         02/01/08
664      Thomson                   GA    30824             764,538.46       5,893.04            8.5200      299         04/01/23
667      La Grange                 GA    30240             747,308.05       5,603.56            7.6250      117         02/01/08
669      Tunica                    MS    38646             722,827.14       5,446.68            8.2500      115         12/01/07
671      Harford                   NY    13784             606,231.70       4,313.85            7.6500      356         01/01/28
673      Atlanta                   GA    30311             490,000.00       3,621.06            7.5000      300         05/01/23
674      Huntsville                AL    35802             448,384.84       3,362.13            7.6250      117         02/01/08
675      Bronx                     NY    10468             438,203.46       3,152.21            7.7500      114         11/01/07


          Remaining                                                         ARD
          Amortization                                                      Additional
Mortgage  Term (in                   Master           Additional            Interest
Loan      the case of    Ground      Servicing        Servicing  ARD        Rate        Accrual    Mortgage
Number    Balloon loan)  Lease       Fee(%)           Fee (%)    Loan       (%)         Basis      Loan Seller        CTL
(i)       (vii)          (viii)      (ix)             (ix)       (x)        (x)         (xi)       (xii)             (xiii)
658                      N            0.0900         0.0050       N          -           30/360     First Union       Y
660              357     N            0.0900         0.0050       N          -           30/360     First Union
661                      N            0.0900         0.0050       N          -           Act/360    First Union
663              297     N            0.0900         0.0050       N          -           30/360     First Union
664              359     N            0.0900         0.0050       N          -           Act/360    First Union
667              297     N            0.0900         0.0050       N          -           Act/360    First Union
669              355     N            0.0900         0.0050       N          -           Act/360    First Union
671                      Y            0.0900         0.0050       N          -           Act/360    First Union
673                      N            0.0900         0.0050       N          -           Act/360    First Union
674              297     N            0.0900         0.0050       N          -           Act/360    First Union
675              354     N            0.0900         0.0050       N          -           Act/360    First Union


                                   Lease       Residual               Debt
Mortgage                           Enhance-    Value                  Service     Loan                           Interest
Loan     CTL                       ment        Insurance              Coverage    to Value Cross      Defea-     Reserve
Number   Guarantor                 Policy      Policy                 Ratio (x)   Ratio    Defaulted  sance      Loan
(i)      (xiii)                    (xiv)       (xiv)                  (xv)        (xv)     (xvi)      (xvii)     (xviii)
658      USPS Fallon                                                    1.05       69.1    No          Y             N
660                                                                     1.40       74.9    No          N             N
661                                                                     1.32       80.0    No          Y             Y
663                                                                     1.28       69.8    No          N             N
664                                                                     1.31       85.0    No          N             N
667                                                                     1.37       74.7    No          Y             N
669                                                                     1.31       77.3    No          N             N
671                                                                     1.24       77.7    No          Y             N
673                                                                     2.55       30.2    No          N             Y
674                                                                     1.29       74.7    No          Y             N
675                                                                     1.36       74.3    No          N             N

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

            (i) The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date;

            (ii) If such Mortgage Loan was originated by the Seller or an affiliate thereof, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an affiliate thereof, then, to the best of the Seller's knowledge after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan;

            (iii) The Seller owns the Mortgage Loan, has good and marketable title thereto, has full right and authority to sell, assign and transfer the Mortgage Loan and is transferring the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, and no provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan;

            (iv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder;

            (v) Each of the related Mortgage Note, Mortgage(s), Assignment of Leases, if any, and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (vi) As of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, and, as of the

Cut-off Date, to the best knowledge of the Seller, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements;

            (vii) The assignment of the related Mortgage and Assignment of Leases to the Trustee constitutes the legal, valid, binding and enforceable assignment of such Mortgage in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (viii) Except with respect to the Mortgage Loans listed in Exhibit I-VIII hereto, each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for (a) liens for real estate taxes and special assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being customarily acceptable to mortgage lending institutions generally or specifically reflected in the appraisal of such Mortgaged Property made in connection with the origination of such Mortgage Loan, and (c) other matters to which like properties are commonly subject and which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by such Mortgage or materially affect the value or marketability of such Mortgaged Property, and such encumbrances do not materially interfere with the current use or operation of the related Mortgaged Property and, except with respect to the Mortgage Loans listed in Exhibit I-VIII hereto, there exists with respect to such Mortgaged Property an assignment of leases and rents provision, whether as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to encumbrances described in subsections (a), (b) and (c) of this subparagraph (viii);

            (ix) The Seller has filed and/or recorded in all appropriate public filing and recording offices all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (or, if not filed and/or recorded, has submitted such UCC-1 financing statements for filing and/or recording and such UCC-1 financing statements are in form and substance acceptable for filing and/or recording), to the extent perfection may be effected pursuant to applicable law by recording or filing;

            (x) All taxes and governmental assessments that prior to the Cut-off Date became due and owing in respect of, and affect, each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established;

            (xi) As of the date of its origination, there was no proceeding pending for the total or partial condemnation of each related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property was free of material damage; and, as of the Cut-off Date, the Seller has not received any notice of the commencement of any proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property is free of material damage;

            (xii) Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of the Mortgage Loan after all advances of principal, or there is a binding commitment from a title insurer qualified and licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance policy, if issued, is in full force and effect, is freely assignable and will inure solely to the benefit of the Trustee as mortgagee of record, or any such commitment is a legal, valid and binding obligation of such insurer; no claims have been made under such title insurance policy, if issued; and to the best knowledge of the Seller, no prior mortgagee has done, by act or omission, anything which would materially impair the coverage of any such title insurance policy;

            (xiii) As of the date of its origination, all insurance required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property (except to the extent not permitted by applicable law and then in such event in an amount in excess of the initial principal balance of the Mortgage Loan, together with an "agreed value endorsement"), was in full force and effect with respect to each related Mortgaged Property; and, as of the Cut-off Date, to the best knowledge of the Seller, all insurance required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of the Mortgage Loan;

            (xiv) Other than payments due but not yet 30 days or more delinquent, there is, to the best of the Seller's knowledge, (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note or each related Mortgage, and no event which, with the passage of time or with notice and (B) the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; the Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other loan documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under such Mortgage Loan, Mortgage Note or Mortgage;

            (xv) As of the Cut-off Date, the Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment;

            (xvi) Except with respect to the Mortgage Loans listed in Exhibit I-XVI hereto which accrue interest on the basis of the actual number of days elapsed over a 360 day year, the Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest (except with respect to ARD Loans, with respect to which the rate at which interest accrues thereon increases after the Anticipated Repayment Date, except with respect to the Mortgage Loans listed in
Exhibit I-XVI hereto and except in connection with the occurrence of a default and the accrual of default interest) on the basis of a 360-day year consisting of twelve 30-day months;

            (xvii) Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, except as expressly described in such Mortgage and other than another Mortgage Loan in the Trust Fund;

            (xviii) Such Mortgage Loan is or constitutes part of a "qualified mortgage" within the meaning of Section

860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing the Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing the Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan;

            (xix) Prepayment Premiums and Yield Maintenance Charges payable with respect to the Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

            (xx) One or more environmental site assessments were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);

            (xxi) The related Mortgage Note, Mortgage(s) and Assignment(s) of Leases, if any, contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property or Properties of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to applicable reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time, in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (xxii) To the best of the Seller's knowledge, after due inquiry, the related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding;

            (xxiii) Such Mortgage Loan is secured by either a mortgage on a fee simple interest or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property;

            (xxiv) Unless such Mortgage Loan is an ARD Loan, such Mortgage Loan does not provide for negative amortization;

            (xxv) Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property;

            (xxvi) The related Mortgage contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee, any related Mortgaged Property or interest therein, is directly encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property; provided, however, the Mortgage Loans listed in Exhibit I-XXVI hereto, are encumbered by subordinated debt;

            (xxvii) None of the Mortgage Loans other than those listed in
Exhibit I-XXVII hereto, permit one or more transfers of the related Mortgaged Property to a person or entity without (A) the satisfaction of certain criteria (including criteria related to bankruptcy remoteness and property management experience) specified in the related Mortgage, (B) the payment of an assumption fee and certain other conditions, and (C) without the ability to accelerate the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee, or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers;

            (xxviii) The Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an affiliate of such Mortgagor, does not represent more than 5% of the aggregate Initial Pool Balance;

            (xxix) Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage;

            (xxx) Each related Mortgaged Property was inspected by or on behalf of the related originator during the 12 month period prior to the related origination date;

            (xxxi) Except for the Mortgage Loans listed in Exhibit I-XXXI hereto, the terms of the related Mortgage Note or Mortgage do not provide for the release of any material portion of the related Mortgaged Property from the lien of such Mortgage without payment in full of the Mortgage Loan;

            (xxxii) The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Seller has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of such Mortgaged Property; to the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xii) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent;

            (xxxiii) Except with respect to Credit Lease Loans, the related Mortgagor has covenanted in the Mortgage Loan documents to deliver each year to the mortgagee an operating statement of each related Mortgaged Property covering the twelve-month period identified therein;

            (xxxiv) With respect to at least 95% of the Mortgage Loans (by balance) having a Cut-off Date Balance in excess of 1% of the Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property;

            (xxxv) No advance of funds has been made, directly or indirectly, by the Seller to the Mortgagor other than pursuant to the Mortgage Note and no funds have been received from any person other than such Mortgagor for or on account of payments due on the Mortgage Note;

            (xxxvi) To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged

Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan;

            (xxxvii) Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination;

            (xxxviii) To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan;

            (xxxix) If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage;

            (xl) The related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund (except with respect to the Mortgage Loans listed in Exhibit I-XL hereto), and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement;

            (xli) The related Mortgaged Property either is not located in a flood hazard area as defined by the Federal Insurance Administration or is covered by flood hazard insurance;

            (xlii) Except with respect to the Mortgage Loans listed on Exhibit I-XLII hereto, one or more engineering assessments were performed by an engineering consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);

            (xliii) All escrow deposits and payments relating to the Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the Mortgage Loan Documents to be deposited by the related Mortgagor have been deposited;

            (xliv) The related Mortgagor has represented to the Seller that as of the date of origination of the Mortgage Loan, such Mortgagor, the related lessee, franchisor or operator was in possession of all licenses, permits and authorizations then required for use of the related Mortgaged Property, which were valid and in full force and effect; and

            (xlv) The origination, servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal and have met customary industry standards.

            (xlvi) Except as set forth in Schedule II, the Mortgage Loan is secured in whole or in part by a fee simple interest.

                                   SCHEDULE II

                   Ground Lease Representations and Warranties

            (i) With respect to any Mortgage Loan that is secured in whole or in material part by the interest of a Mortgagor as a lessee under a Ground Lease but not by the related fee interest:

      (A) Such Ground Lease or a memorandum thereof has been or will be duly recorded (other than the Ground Lease related to the Mortgage Loan listed in Exhibit II-A hereto) and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

      (B) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor; provided, that the lessor's consent to a subsequent sale is required under the Ground Lease related to the Mortgage Loans listed in
      Exhibit II-B hereto;

      (C) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee thereunder and that any such action without such consent is not binding on such Mortgagee, its successors or assigns;

      (D) Unless otherwise set forth in the Ground Lease, the Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of the Mortgage Loan;

      (E) Such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan, and to the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent,
      (1) there is no material default, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

      (F) Such Ground Lease or an estoppel or consent letter received by the Mortgagee from the lessor, requires the lessor thereunder to give notice of any default by the lessee to the Mortgagee; and such Ground Lease, or an estoppel or consent letter received by the Mortgagee from the lessor, further provides either (1) that no notice of termination given under such Ground Lease is effective against the Mortgagee unless a copy has been delivered to the Mortgagee in the manner described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of the Ground Lease the lessor will enter into a new lease with the mortgagee;

      (G) The ground lessee's interest in the Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any exceptions stated in the related title insurance policy or opinion of title, which exceptions do not and will not materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note, (2) the use of such Mortgaged Property for the use currently being made thereof, or
      (3) the value of the Mortgaged Property;

      (H) A Mortgagee is permitted a reasonable opportunity to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease;

      (I) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein) that extends not less than 10 years beyond the Stated Maturity Date of the related Mortgage Loan;

      (J) Except with respect to the Ground Lease related to each of the Mortgage Loans listed in Exhibit II-J hereto, under the terms of such Ground Lease, any estoppel or consent letter received by the Mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

      (K) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

      (L) Except with respect to Mortgage Loans listed on Exhibit II-L hereto, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy, and for any reason, upon the request of the lender; and

      (M) The terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

                        (ii) With respect to Mortgage Loans secured in whole or in part by the interest of the related mortgagor under a Ground Lease and by the related fee interest, such fee interest is subject, and subordinated of record, to the related Mortgage, and such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest.

                                  SCHEDULE III

               Health Care Facility Representations and Warranties

            With respect to any Mortgage Loan that is secured in whole or in part by a Mortgage Property which is operated as a residential health care facility (a "Facility");

      (A) All governmental licenses, permits, regulatory agreements or other approvals or agreements necessary for the use and operation of each Facility as intended are held by the related Mortgagor or the operator of the Facility, and are in full force and effect, including, without limitation, a valid certificate of need ("CON") or similar certificate, license, or approval issued by the applicable department of health for the requisite number of beds, and approved provider status in any approved provider payment program (collectively, the "Licenses").

      (B) The Licenses (1) may not be, and have not been, transferred to any location other than the Facility; (2) have not been pledged as collateral security for any other loan or indebtedness; and (3) are held free from restrictions or known conflicts which would materially impair the use or operation of the Facility as intended, and are not provisional, probationary or restricted in any way.

      (C) As of the Cut-off Date and to Seller's knowledge, without inquiry, (1) as of the Cut-off Date, the Facility has not received a "Level A" (or equivalent) violation which has not been cured to the satisfaction of the applicable governmental agency, and (2) no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against the Facility, its operator or the Mortgagor or against any officer, director or stockholder of such operator or the Mortgagor by any governmental agency during the last three calendar years, and there have been no violations over the past three years which have threatened the Facility's, the operator's or the Mortgagor's certification for participation in Medicare or Medicaid or the other third-party payors' programs.

                                   SCHEDULE IV

                Credit Lease Loan Representations and Warranties

            With respect to any Mortgage Loan that is a Credit Lease Loan;

      (A) Except with respect to the Mortgage Loans listed in Exhibit IV-A hereto, the lease payments due under the related Credit Lease, together with any escrow payments held by the Seller or its designee, are equal to or greater than the payments due with respect to the related Mortgage Loan;

      (B) Except with respect to Credit Lease Loans as indicated in Exhibit IV-B hereto, the Mortgagor does not have monetary obligations under the related Credit Lease, and every monetary obligation associated with managing, owning, developing and operating the leased property, including, but not limited to, the costs associated with utilities, taxes, insurance, maintenance and repairs is an obligation of the related Tenant;

      (C) Except with respect to Credit Lease Loans listed in Exhibit IV-C hereto, the Mortgagor does not have any nonmonetary obligations under the related Credit Lease, except for the delivery of possession of the leased property;

      (D) Except with respect to the Credit Lease Loans listed in Exhibit IV-D hereto, the Mortgagor has not made any representation or warranty in the related Credit Lease, a breach of which would result in the termination of, or an offset or abatement with respect to, such Credit Lease;

      (E) Except with respect to the Credit Lease Loans listed in Exhibit IV-E hereto, the related Tenant cannot terminate such Credit Lease for any reason prior to the payment in full of: (a) the principal balance of the related Mortgage Loan; (b) all accrued and unpaid interest on such Mortgage Loan; and (c) any other sums due and payable under such Mortgage Loan, as of the termination date, which date is a rent payment date, except for a default by the related Mortgagor under the Credit Lease or due to a casualty or condemnation event, in which case, a Lease Enhancement Policy insures against such risk;

      (F) In the event the related Tenant assigns or sublets the related leased property, such Tenant (and if applicable, the related guarantor) remains obligated under the related Credit Lease;

      (G) Except with respect to the Credit Lease Loans listed in Exhibit IV-G hereto, each property related to a Credit Lease Loan is a separate tax lot;

      (H) Except with respect to the Credit Lease Loans listed in Exhibit IV-H hereto, the related Tenant has agreed to indemnify the Mortgagor from any claims of any nature other than the acts or omissions of the related Mortgagor, (a) to which the Mortgagor is subject because of such Mortgagor's estate in the leased property, or (b) arising from (i) injury to or death of any person or damage to or loss of property on the leased property or connected with the use, condition or occupancy of the leased property, (ii) Tenant's violation of the related Credit Lease, or (iii) any act or omission of the Tenant;

      (I) Except with respect to the Mortgage Loans listed in Exhibit IV-I hereto, related Tenant has agreed to indemnify the Mortgagor from any claims of any nature arising as a result of any hazardous material affecting the leased property and due to such Tenant's use of the leased property;

      (J) Except with respect to the Mortgage Loans listed in Exhibit IV-J hereto, in connection with Credit Lease Loans with respect to which a Guaranty exists, the related guarantor guarantees the payment due under the related Credit Lease and such Guaranty, on its face, contains no conditions to such payment;

      (K) With respect to Credit Lease Loans that have the benefit of residual value insurance policies, surety value policies and lease enhancement policies, each such policy has been obtained, and with respect to the Credit Leases other than bond-type leases, the required premiums have been paid; and

      (L) The list of lease guarantors, if any, attached as Exhibit IV-L hereto, is accurate in all material respects.

                                   Schedule V

Gentlemen:

            I have acted as counsel to [SELLER]. First Union Commercial Mortgage Securities, Inc. will acquire certain mortgage loans from [seller] pursuant to the Mortgage Loan Purchase Agreement, dated as of [ ] (the "Mortgage Loan Purchase Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Mortgage Loan Purchase Agreement.

            You have asked for my opinion regarding the due authorization of [Seller] to enter into the Mortgage Loan Purchase Agreement.

            As to matters of fact material to this opinion, I have relied, without independent investigation on (i) the representations and warranties of [SELLER] in the Mortgage Loan Purchase Agreement, (ii) relevant resolutions of the Board of Directors of [SELLER], (iii) certificates of responsible officers of [SELLER] and (iv) certificates of public officials.

            In this connection, I have examined or have caused to be examined on my behalf, a copy of the Mortgage Loan Purchase Agreement and such other documents and instruments which I have deemed necessary or appropriate in connection with this opinion.

            I have relied on originals or copies, certified or otherwise identified to my satisfaction, of the certificate of incorporation and by-laws of [SELLER], records of proceedings taken by [SELLER], and such other corporate documents and records of [SELLER], and have made such other investigations as I have deemed relevant or necessary for the purpose of this opinion. I have assumed, without independent investigation, the genuineness of all signatures (other than those of officers of [SELLER]), the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as certified, conformed or reproduction copies.

            On the basis of and subject to the foregoing, it is my opinion that:

            (1) [SELLER] is a [corporation] duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to transact the business contemplated by the Mortgage Loan Purchase Agreement, and it has the requisite corporate power and authority to. execute and deliver the Mortgage Loan Purchase Agreement and to perform and observe the terms and conditions thereof.

            (2) The Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by [SELLER].

            (3) The execution, delivery and performance by [SELLER] of the Mortgage Loan Purchase Agreement will not conflict with, result in a breach of, or constitute a default under any material term of [SELLER]'s certificate of incorporation or bylaws, any term or provision of any material contract, agreement or other instrument known to me to which [SELLER] is a party or by which it is bound, or, to the best of my knowledge without independent investigation, any order, judgment, writ, injunction or decree known to me of any court or governmental authority having jurisdiction over [SELLER].

            (4) The Mortgage Loan Purchase Agreement constitutes, assuming due authorization, execution and delivery by the other party thereto, the valid and binding obligation of [SELLER] enforceable against [SELLER] in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, (b) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and
(c) limitations of public policy under applicable securities laws as to rights of indemnity thereunder.

            In furnishing the foregoing opinions, I express no opinion other than as to the general corporation law of the State of Delaware, the law of the State of New York and the federal law of the United States of America.

            This opinion is being delivered to you for your sole use in connection with the above-referenced transactions and may not be used or relied upon by any other person, firm or entity in any other context for any other purpose. This opinion may not be quoted in whole or in part, nor may copies be furnished or delivered to any other person without the consent of [SELLER] except that you may furnish copies to (i) your independent auditors and attorneys, (ii) any United States, state or local authority having jurisdiction over you, (iii) pursuant to the order of any legal process of any court of competent jurisdiction or governmental agency, and (iv) in connection with any legal action arising in connection with the above-referenced transactions.

                                     Very truly yours,

                                   EXHIBIT B

                           Exception to Section 2(c)

                                      None

                                 EXHIBIT I-VIII

                    Exception to Clause (viii) of Schedule I

                                      None

                                  EXHIBIT I-XVI

                    Exceptions to Clause (xvi) of Schedule I

Exhibit I - XVI    Loans where interest is calculatd on Actual/360

-----------------------------------------------------------------------------------------------------------------------------------
            First
            Union
Prosup #   Control #           Property Name                                           Address
-----------------------------------------------------------------------------------------------------------------------------------
     5        324      First Union Plaza                                   999 Peachtree Street
     6         1       Oakwood Village                                     185 Route 206
     7         2       Phillips Place                                      6800 Fairview Road
    13         5       Peach Tree Apartments                               2002-2042 Peach Orchard Drive
    16        313      100 West Chestnut St.                               100 West Chestnut St.
    18        307      Holly Hall                                          2111 Holly Hall Drive
    21        316      Burke Centre                                        Burke Centre Pkwy. & Rte. 123
    25         9       Quince Orchard I Apartments                         805 Quince Orchard Blvd
    28        10       Peachtree Walk                                      1074-1075 Peachtree Walk
    33        12       Consolidated Cap Care Properties (8)                Various
    36        14       Hechinger Commons Shopping Center                   3101-3231 Duke Street
    38        16       Sandy Springs Plaza                                 6221 - 6351 Roswell Road NE
    39        17       The Plantation at Lafayette                         211 Liberty Ave.
    41        319      Woodholme Medical Building                          1838 Greene Tree Road
    53        22       Quince Orchard II Apartments                        805 Quince Orchard Blvd
    57        24       Northwind                                           1680 Sky Mountain Road
    61        27       Old Farm                                            3751 Appian Way
    62        28       River Reach                                         628 River Reach Dr.
    64        29       Health Care South (6 Prop)                          Various
    65        30       Spinnaker Reach Apartments                          3875 San Pablo Rd.
    67        31       Eastland Plaza                                      678 North Wilson Way
    68        312      Woodhaven Apartments                                625 South Redwood Road
    69        32       Best Western Greenfield Inn                         3000 Enterprise Drive
    71        205      Plaza LaFayette                                     13011 - 13051 Newport Avenue
    72        33       The Broun Portfolio Consolidation                   Various
    76        34       Liberty Gardens                                     101 Liberty Garden Road
    78        35       Kings Harbor Multicare Center                       2000 East Gun Hill Road
    82        37       Valley Manor                                        141C Marina Drive
    85        310      Sandstone Apartments                                405 East Prince Road
    90        38       Hampton Inn & Suites - Pineville                    401 Towne Centre Boulevard
    93        40       Claremont Retirement Village                        7041 Bent Tree Blvd.
    94        39       Brookside West Apartments                           420 Berman Road
    95        323      Harris Boulevard I                                  5100 West Harris Bouldevard
    96        41       Scott Mountain by the Brook                         7828 SE Aspen Summit Drive
   105        209      Innsbrook Shoppes                                   4206 Cox Road
   109        210      Montgomery Street                                   135 Montgomery Street
   121        211      Fountain Court                                      6355-6605 Manatee Avenue
   126        315      The Addison                                         831 E. Morehead St.
   127        43       Carolina Apartments                                 401 Highway 54 Bypass
   128        212      Holiday Inn Lynchburg                               601 Main Street
   129        44       PalmTree Plaza                                      3513-3533 Canon Road
   132        213      Franklin Plaza                                      281-339 Bickett Boulevard
   133        45       Cumberland Green                                    26 Ladow Avenue
   134        46       Spring Center                                       8627 16th Street
   138        335      Green Grove                                         99 Green Grove
   139        48       Constantine Village                                 26 Constantine Place
   141        217      Shoppes of Olney                                    3110-3134 Olney Sandy Spring Road
   142        49       United HealthCare Office Bldg                       13621 NW 12th Street
   146        50       540 Atlantic Avenue                                 540 Atlantic Avenue
   147        51       Maple Leaf Plaza                                    540 Water Street
   150        216      K & K Warehousing - 701 Fourth Avenue               701 Fourth Avenue
   153        52       Mount Vernon                                        38-A Mount Vernon Drive
   158        53       Leonardine Gardens                                  110 Leonardine Avenue
   163        56       Hampton Inn Detroit Metro Airport                   30847 Flynn Drive
   167        224      Southside Comfort Inn                               120 West Third Street
   168        308      Mill Park Apartments                                2900 McCann Road

-------------------------------------------------------------------------------------------------------------------

                                                           Original  Cut-off date   Mortgage  Maturity     Accrual
Prosup #         City                   State   Zip Code   Balance      Balance       Rate      Date       Method
-------------------------------------------------------------------------------------------------------------------
     5     Atlanta                       GA      30309    64,000,000   64,000,000    6.7500    5/1/13    Actual/360
     6     Mount Olive                   NJ      07836    64,000,000   63,766,163    7.3600   12/1/27    Actual/360
     7     Charlotte                     NC      28200    25,350,000   25,328,345    6.7900    4/1/08    Actual/360
    13     Falls Church                  VA      22043    21,200,000   21,172,008    7.3750    3/1/13    Actual/360
    16     Chicago                       IL      60610    20,000,000   20,000,000    6.8500    5/1/08    Actual/360
    18     Houston                       TX      77054    17,697,000   17,697,000    8.1400    7/1/07    Actual/360
    21     Burke                         VA      22015    16,500,000   16,446,274    7.0800    1/1/13    Actual/360
    25     Gaithersburg                  MD      20876    15,182,000   15,161,954    7.3750    3/1/13    Actual/360
    28     Atlanta                       GA      30309    14,500,000   14,452,039    7.0000    1/1/08    Actual/360
    33     Various                       AR     Various   13,500,000   13,404,516    7.7500    1/1/18    Actual/360
    36     Alexandria                    VA      22314    13,250,000   13,230,218    6.8750    3/1/11    Actual/360
    38     Sandy Springs (Atlanta)       GA      30328    13,200,000   13,189,313    7.0625    4/1/08    Actual/360
    39     Lafayette                     LA      70508    12,750,000   12,750,000    7.5400   11/1/07    Actual/360
    41     Baltimore                     MD      21208    12,500,000   12,443,168    7.6000   12/1/07    Actual/360
    53     Gaithersburg                  MD      20878    10,994,000   10,979,484    7.3750    3/1/13    Actual/360
    57     Reno                          NV      89503    10,600,000   10,585,107    7.1250    3/1/08    Actual/360
    61     Lexington                     KY      40517    10,000,000    9,968,199    7.2000    1/1/08    Actual/360
    62     Orlando                       FL      32828     9,945,000    9,932,082    7.4400    3/1/28    Actual/360
    64     Various                       GA     Various    9,800,000    9,717,397    7.9500   12/1/07    Actual/360
    65     Jacksonville                  FL      32224     9,700,000    9,687,496    7.4700    3/1/28    Actual/360
    67     Stockton                      CA      95202     9,600,000    9,565,039    7.3750   12/1/07    Actual/360
    68     Salt Lake City                UT      84104     9,530,000    9,530,000    8.1400    7/1/07    Actual/360
    69     Allen Park                    MI      48101     9,300,000    9,265,237    7.3400    2/1/13    Actual/360
    71     Tustin                        CA      92780     9,250,000    9,242,654    7.1600    4/1/11    Actual/360
    72     Various                       GA     Various    9,250,000    9,237,004    7.1250    3/1/08    Actual/360
    76     Bergenfield                   NJ      07621     9,150,000    9,136,906    7.0500    3/1/08    Actual/360
    78     Bronx                         NY      10469     9,000,000    8,951,209    7.8900    2/1/18    Actual/360
    82     Edison                        NJ      08817     8,200,000    8,174,179    7.2500    1/1/13    Actual/360
    85     Tuscon                        AZ      85705     7,983,000    7,983,000    8.1400    7/1/07    Actual/360
    90     Pineville                     NC      28134     7,800,000    7,766,189    7.8750    1/1/08    Actual/360
    93     Columbus                      OH      43235     7,600,000    7,589,517    7.2000    3/1/08    Actual/360
    94     Augusta                       GA      30909     7,600,000    7,579,696    7.0000    2/1/08    Actual/360
    95     Charlotte                     NC      28269     7,400,000    7,400,000    7.1000    5/1/18    Actual/360
    96     Portland                      OR      97266     7,400,000    7,377,559    7.4400    1/1/08    Actual/360
   105     Glen Allen                    VA      23060     7,000,000    7,000,000    7.3500    5/1/13    Actual/360
   109     Jersey City                   NJ      07302     6,900,000    6,900,000    7.0600    5/1/28    Actual/360
   121     Bradenton                     FL      34209     6,600,000    6,592,324    7.3750    4/1/08    Actual/360
   126     Charlotte                     NC      28204     6,600,000    6,555,556    7.5000   11/1/07    Actual/360
   127     Carrboro                      NC      27510     6,552,000    6,547,029    7.3900    4/1/28    Actual/360
   128     Lynchburg                     VA      24504     6,500,000    6,493,025    7.8750    4/1/08    Actual/360
   129     Oceanside                     CA      92056     6,500,000    6,474,752    7.0700    2/1/23    Actual/360
   132     Louisburg                     NC      27549     6,400,000    6,395,007    7.2500    4/1/18    Actual/360
   133     Millville                     NJ      08332     6,400,000    6,381,293    7.6250    1/1/08    Actual/360
   134     Silver Spring                 MD      20910     6,375,000    6,350,418    7.1100   12/1/12    Actual/360
   138     Keyport                       NJ      07735     6,300,000    6,294,962    7.1250    4/1/13    Actual/360
   139     Summit                        NJ      07836     6,300,000    6,276,579    7.2800   12/1/27    Actual/360
   141     Olney                         MD      20832     6,250,000    6,244,629    6.7600    4/1/14    Actual/360
   142     Sunrise                       FL      33304     6,200,000    6,200,000    7.3000    1/1/09    Actual/360
   146     Brooklyn                      NY      11217     6,150,000    6,123,873    8.0000    1/1/08    Actual/360
   147     Chardon                       OH      44024     6,100,000    6,077,176    7.2500   12/1/07    Actual/360
   150     Menominee                     MI      49858     6,000,000    5,989,330    7.6250    4/1/08    Actual/360
   153     Vernon                        CT      06066     6,000,000    5,982,462    7.6250    1/1/08    Actual/360
   158     South River                   NJ      08882     5,800,000    5,784,399    6.9600    2/1/28    Actual/360
   163     Romulus                       MI      48174     5,700,000    5,678,694    7.3400    2/1/13    Actual/360
   167     Bethlehem                     PA      18018     5,500,000    5,493,855    7.6250    4/1/13    Actual/360
   168     Longview                      TX      75605     5,486,000    5,486,000    8.1400    7/1/07    Actual/360

Exhibit I - XVI    Loans where interest is calculatd on Actual/360

-----------------------------------------------------------------------------------------------------------------------------------
            First
            Union
Prosup #   Control #           Property Name                                           Address
-----------------------------------------------------------------------------------------------------------------------------------
   169        58       Warehouse Specialists - Enterprise Park 3.5, 4, 5   8511-8555 Martin Drive
   170        60       Grand Central Station Shopping Center               8756 Research Blvd
   171        222      Ramada Inn Newburgh                                 1055 Union Avenue
   173        59       Beacon Mill Village                                 2 Main Street
   175        226      La Maison                                           2308 & 2408 Houma Blvd
   176        223      Connecticut Avenue Days Inn                         4400 Connecticut Avenue, NW
   177        317      Dill Creek Commons Shopping Center                  1360 West Wade Hampton Blvd.
   180        62       Hampton Inn - Matthews                              9615 Independence Point Parkway
   181        61       Cambridge House                                     250 Bellbrook Avenue
   184        225      Hearthside                                          8214 Wilson Drive
   185        63       Hampton Inn - Concord                               612 Dicken Place
   192        66       Kelly House                                         106 St. Philip Street
   195        68       Hampton Inn - Gatlinburg, TN                        967 Parkway
   197        67       Agoura Hills Town Center                            30105-30135 Agoura Road
   198        69       Foxhill Apartments                                  1900 South Missouri Street
   203        228      K&K Warehousing - 3100 Woleske Rd                   3100 Woleske Road
   211        71       Fairfield Inn Shreveport                            6245 Westport Avenue
   213        72       Oxford Point                                        106 Old Lincoln Highway
   218        233      Sunnyview                                           4502 Sunnyview Drive
   222        236      Seminary Place Shopping Center                      9440-9524 Georgia Avenue
   223        73       Vernon Gardens                                      695 Talcottville Road
   228        235      Ramada Inn & Suites                                 1410 South Country Club Drive
   238        230      Hunters Crossing                                    2801 Bill Owens Parkway
   239        239      54-57 South Street                                  54-57 South Street
   240        321      Hansen Village Apartments                           11821 Foothill Boulevard
   244        74       Milestone                                           Hopewell Road
   246        75       Arnold Industrial Park                              1361 Airport Road North
   247        76       Derby Ridge                                         67 Blue Stone Court
   250        80       Superstition Marketplace                            1155 South Power Road
   251        78       Blue Grass Plaza                                    2417 Welsh Road (PA 532)
   254        81       Village Green                                       1000-1013 Village Green, 1005-1013 Milan Drive
   255        79       Spartan Square Shopping Center                      1435-1499 W. Main St.
   270        238      Village South                                       1243 Bay Area Blvd
   275        242      Covington Square                                    4828 Zenith Street
   278        84       Grand Manor Nursing and Rehab Center                3645 Cook Avenue
   281        83       Amerihost Inn- Players                              203 Front Street
   283        87       Metro Plaza                                         1407-1411 East-West Hgwy & 8397-8399 Colesville Rd
   286        86       Forestwood On the Creek Apts.                       9601 Forest Lane
   288        88       Westbrook                                           3463-3560 53rd Ave
   291        333      Treetops Terace Condominiums                        93-116 Tree Top Court
   292        90       Estero Woods Village                                22770 South Tamiami Trail
   294        91       Warehouse Specialists - Fond Du Lac II              170 W. Larsen Drive
   297        92       Buck Run/Timberline Condominiums                    4689 Buck Run Square
   305        305      2-32 Brighton & 1101-1113 Commonwealth              2-32 Brighton & 1101-1113 Commonwealth
   308        93       South Brook                                         5101 Linbar Drive
   311        95       Pinnacle                                            7131 Pinnacle Drive
   313        94       Access Self Storage of Wayne                        575 Route 23
   318        97       Grandview                                           1319 E. 45th Street
   321        98       9031 Snowden Square Drive                           9031 Snowden Square Drive
   342        101      Chancellor Care Center of Delmar                    101 E. Delaware Avenue
   346        102      Northfield Lodge                                    603 East Northfield Boulevard
   349        254      Village Plaza of Margate                            1360-1456 N. State Rd. 7
   351        103      Pheasant Glen                                       447 West Clinton Avenue
   354        104      Old Country Plaza                                   3940 Plank Road Road
   360        106      Warehouse Specialists - Stevens Point I & II        4400 Industrial Park Rd. & 2557 Leahy Court
   362        107      Littleton Lyne                                      119-125 Littleton Road

-------------------------------------------------------------------------------------------------------------------

                                                           Original  Cut-off date   Mortgage  Maturity     Accrual
Prosup #         City                   State   Zip Code   Balance      Balance       Rate      Date       Method
-------------------------------------------------------------------------------------------------------------------
   169     Clayton                       WI      54956     5,500,000    5,467,636    7.4375    3/1/13    Actual/360
   170     Austin                        TX      78758     5,415,000    5,394,497    7.3750    1/1/08    Actual/360
   171     Newburgh                      NY      12550     5,400,000    5,394,206    7.8750    4/1/08    Actual/360
   173     Beacon Falls                  CT      06403     5,400,000    5,377,346    7.6250   11/1/27    Actual/360
   175     Metairie                      LA      70001     5,360,000    5,355,528    6.9100    4/1/08    Actual/360
   176     Washington                    DC      20008     5,350,000    5,350,000    7.5000    5/1/08    Actual/360
   177     Greer                         SC      29650     5,390,000    5,349,732    7.3000    1/1/18    Actual/360
   180     Matthews                      NC      28105     5,300,000    5,277,026    7.8750    1/1/08    Actual/360
   181     Bristol                       TN      37620     5,300,000    5,271,219    7.8750    2/1/18    Actual/360
   184     Ralston                       NE      68127     5,120,000    5,120,000    6.8750    5/1/08    Actual/360
   185     Concord                       NC      28025     5,100,000    5,077,893    7.8750    1/1/08    Actual/360
   192     Charleston                    SC      29403     4,921,000    4,907,580    6.8800    2/1/08    Actual/360
   195     Gatlinburg                    TN      37738     4,875,000    4,865,111    7.6250    3/1/08    Actual/360
   197     Agoura Hills                  CA      91301     4,875,000    4,850,614    7.8750   11/1/07    Actual/360
   198     Casper                        WY      82609     4,800,000    4,787,973    7.3750    2/1/08    Actual/360
   203     Marinette                     WI      54153     4,600,000    4,591,820    7.6250    4/1/08    Actual/360
   211     Shreveport                    LA      71129     4,500,000    4,483,464    7.4600    2/1/08    Actual/360
   213     Falls Township                PA      19030     4,494,266    4,479,384    8.1300   11/1/07    Actual/360
   218     Oklahoma City                 OK      73135     4,360,000    4,356,682    7.3750    4/1/08    Actual/360
   222     Silver Spring                 MD      20901     4,200,000    4,191,650    6.7100    4/1/18    Actual/360
   223     Vernon                        CT      06066     4,200,000    4,188,586    6.9000    2/1/13    Actual/360
   228     Mesa                          AZ      85210     4,150,000    4,145,337    7.5900    4/1/18    Actual/360
   238     Longview                      TX      75605     4,080,000    4,076,596    6.9100    4/1/08    Actual/360
   239     Morristown                    NJ      07016     4,000,000    4,000,000    7.3750    5/1/08    Actual/360
   240     Lake View Terrace             CA      91342     4,000,000    3,996,904    7.2900    4/1/08    Actual/360
   244     Williamsport                  MD      21795     3,975,000    3,956,704    7.5000    1/1/23    Actual/360
   246     Naples                        FL      34104     3,940,000    3,925,346    7.3750    2/1/08    Actual/360
   247     Lakeside Park                 KY      41017     3,900,000    3,888,336    7.5100    1/1/08    Actual/360
   250     Mesa                          AZ      85206     3,800,000    3,800,000    7.2500    2/1/13    Actual/360
   251     Philadelphia                  PA      19114     3,800,000    3,793,245    7.1000    3/1/08    Actual/360
   254     Norfolk                       NE      68701     3,800,000    3,787,736    7.1250    1/1/08    Actual/360
   255     Salem                         VA      24523     3,800,000    3,785,732    6.8000    3/1/18    Actual/360
   270     Clear Lake City               TX      77058     3,580,000    3,577,013    6.9100    4/1/08    Actual/360
   275     Metairie                      LA      70001     3,480,000    3,477,096    6.9100    4/1/08    Actual/360
   278     St Louis                      MO      63113     3,450,000    3,435,045    7.8750    1/1/13    Actual/360
   281     Metroplois                    IL      62960     3,450,000    3,419,680    7.6250   12/1/17    Actual/360
   283     Silver Spring                 MD      20910     3,400,000    3,394,966    6.9100    3/1/13    Actual/360
   286     Dallas                        TX      75243     3,400,000    3,389,912    7.5500    1/1/08    Actual/360
   288     Columbus                      NE      68601     3,396,000    3,385,040    7.1250    1/1/08    Actual/360
   291     Blommingdale                  NJ      07403     3,350,000    3,350,000    7.2500    5/1/13    Actual/360
   292     Estero                        FL      33928     3,360,000    3,349,273    7.1800    1/1/05    Actual/360
   294     Fond Du Lac                   WI      54935     3,350,000    3,330,287    7.4375    3/1/13    Actual/360
   297     Roanoke                       VA      24014     3,300,000    3,295,363    7.1250    3/1/08    Actual/360
   305     Boston                        MA      02215     3,250,000    3,246,220    7.3750    4/1/08    Actual/360
   308     Nashville                     TN      37211     3,225,000    3,213,140    7.3300   12/1/12    Actual/360
   311     Ft. Myers                     FL      33907     3,200,000    3,191,724    7.1900    2/1/08    Actual/360
   313     Wayne Township                NJ      07470     3,200,000    3,188,308    7.5000    2/1/08    Actual/360
   318     Kearny                        NE      68847     3,154,000    3,143,821    7.1250    1/1/08    Actual/360
   321     Columbia                      MD      21045     3,150,000    3,117,578    7.8750   11/1/17    Actual/360
   342     Delmar                        DE      19940     2,960,000    2,944,904    8.0000   12/1/07    Actual/360
   346     Murfreesboro                  TN      37130     2,908,000    2,897,306    7.3300   12/1/12    Actual/360
   349     Margate                       FL      33063     2,850,000    2,843,054    7.5000    4/1/15    Actual/360
   351     State College                 PA      16803     2,822,000    2,815,366    8.7000    1/1/23    Actual/360
   354     Fredericksburg                VA      22407     2,800,000    2,778,954    7.2500    1/1/18    Actual/360
   360     Stevens Point                 WI      54481     2,700,000    2,684,112    7.4375    3/1/13    Actual/360
   362     Ayer                          MA      01432     2,670,000    2,656,383    8.0000   12/1/07    Actual/360

Exhibit I - XVI    Loans where interest is calculatd on Actual/360

-----------------------------------------------------------------------------------------------------------------------------------
            First
            Union
Prosup #   Control #           Property Name                                           Address
-----------------------------------------------------------------------------------------------------------------------------------
   364        108      Auburn Blvd Mini Storage                            6230 Auburn Blvd
   365        109      Springs Office Building                             2101 West State Road 434
   373        110      Linda Granada                                       16600 San Fernanado Mission
   374        320      633 Building                                        633 Germantown Pike
   375        111      Shoreline  View Alzheimer Care Center               9324 North Harborview Drive
   377        263      Cobblestone Village                                 1237-1263 North Riverside Av.
   381        112      Amerihost Inn - Hammond                             7813 Indianapolis Boulevard
   382        113      Holiday Inn Express - Albany, GA                    911 East Oglethorpe Blvd.
   385        115      Southgate Village Life Care Center                  4101 SW Martin Drive
   387        116      Kushner Seiden Madison 64th LP                      26 East 64th Street
   389        117      Stor-It Rental Storage                              1435 Malad Street
   391        118      Best Western - Dunn                                 603 Spring Branch Road
   395        124      Tuscany Village Phase I                             235 Ocala
   396        120      Concord Village West                                137-A West Concord Drive
   398        121      Days Inn - Forest Park                              5116 Highway 85
   399        123      Tech Center                                         300 Kimberton Road
   400        119      Amerihost Inn - Parkersburg                         401 37th Street
   401        125      Comfort Inn - Gaffney, SC                           143 Corona Drive
   402        265      Food Pavilion                                       1000 West  4th Avenue
   404        126      Keep It Self Storage - Santa Clarita                25333 San Fernando Road
   405        128      Country Creek                                       398 Bethel Avenue
   407        311      Willow Trace Apartments                             8100 Pines Road
   413        132      Warehouse Specialists - Specialists Ave # 1-4       720 - 772 Specialists Avenue
   415        272      Inn of Payson                                       801 North Beeline Highway
   417        257      Val Halla                                           1224 Lake Avenue
   421        309      Plantation House                                    2625 Hudnell Street
   424        271      Comfort Inn - Franklin                              4206 Franklin Commons Court
   430        134      1212-1216 Broadway                                  1212-1216 Broadway
   440        138      The Manors Apartments                               985 Manor Drive
   443        273      Antelope Valley Mall                                1201 W Avenue P
   444        269      Chateau Imperial                                    3000-3320 Parklane Drive
   452        267      Villa d'Venus                                       3124 Lake Villa Drive
   453        274      Eckerd Drugs                                        State Route 211 and Blumel Road
   456        270      Best Western St. Augustine                          2445 State Road 16
   457        142      Nalley Valley Self Storage                          2201 S. Tacoma Way
   461        141      Days Inn/Kingsland                                  1050 East King Avenue
   462        143      P Street                                            1743 P Street
   465        275      Woodway Apartments                                  2895 Dorthy Jeanie Drive
   470        145      Best Western Statesville                            1121 Morland Drive
   486        151      Newtonian Gardens                                   70 West End Avenue
   489        150      Bella Mar                                           825 Ocean Avenue
   490        148      Amerihost Inn - Macomb                              1646 North Lafayette
   491        149      Amerihost Inn-Lancaster                             1721 River Valley Circle North
   492        152      Amerihost Inn - Logan                               12819 State Road 664
   493        153      Amerihost Inn- Jeffersonville                       11431 Allen Road NW
   497        279      Lobo Canyon Shopping Center                         700 East Roosevelt Ave.
   499        158      Saint Charles Place                                 2199 Southwest 81st Ave.
   503        157      Keep it Self Storage - Van Nuys                     6827 Woodley Avenue
   505        155      421 Germantown Pike                                 421 Germantown Pike
   507        156      Amerihost Inn-Sycamore                              1475 South Peace Rd.
   514        160      Crestwood Apartments                                1428 Raymond Street
   522        161      Warehouse Specialists - 1097 Ehlers Road            1097 Ehlers Road
   528        162      395-435 East O'Keefe Street                         395-435 East O'Keefe Street
   534        281      Fairmount Apartments                                345-57 W. Johnson Streets
   552        169      North Creek Townhomes                               515- 112th ST. S.E.
   556        284      Henderson Mall                                      675 Mall Ring Circle

-------------------------------------------------------------------------------------------------------------------

                                                           Original  Cut-off date   Mortgage  Maturity     Accrual
Prosup #         City                   State   Zip Code   Balance      Balance       Rate      Date       Method
-------------------------------------------------------------------------------------------------------------------
   364     Citrus Heights                CA      95621     2,650,000    2,639,794    7.1300    2/1/08    Actual/360
   365     Altomonta Springs/Longwood    FL      32714     2,650,000    2,639,787    7.1250    2/1/08    Actual/360
   373     Granda Hills                  CA      91344     2,550,000    2,542,687    7.7200    1/1/08    Actual/360
   374     Plymouth Meeting              PA      19401     2,550,000    2,540,683    7.5000    2/1/08    Actual/360
   375     Gig Harbor                    WA      98332     2,550,000    2,538,946    7.8750    1/1/08    Actual/360
   377     Medford                       OR      97501     2,500,000    2,500,000    7.2500    5/1/08    Actual/360
   381     Hammond                       IN      46324     2,500,000    2,481,770    7.5000    1/1/18    Actual/360
   382     Albany                        GA      31705     2,500,000    2,479,064    8.0000   12/1/17    Actual/360
   385     Topeka                        KS      66612     2,475,000    2,464,054    7.7500    1/1/08    Actual/360
   387     New York                      NY      10021     2,460,000    2,453,681    7.2300    2/1/28    Actual/360
   389     Boise                         ID      83705     2,460,000    2,447,179    7.8750   12/1/12    Actual/360
   391     Dunn                          NC      28334     2,450,000    2,416,636    8.6250   12/1/12    Actual/360
   395     Tallahassee                   FL      32304     2,400,000    2,392,627    7.3750    1/1/08    Actual/360
   396     Clarksvile                    TN      37042     2,400,000    2,391,174    7.3300   12/1/12    Actual/360
   398     Forest Park                   GA      30050     2,400,000    2,382,514    8.8750   11/1/07    Actual/360
   399     Phoenixville                  PA      19460     2,400,000    2,382,500    7.5000    1/1/08    Actual/360
   400     Parkersburg                   WV      26101     2,400,000    2,378,908    7.6250   12/1/17    Actual/360
   401     Gaffney                       SC      29341     2,380,000    2,360,069    8.0000   12/1/17    Actual/360
   402     Kennewick                     WA      99336     2,345,000    2,343,112    7.0900    4/1/08    Actual/360
   404     Santa Clarita                 CA      91350     2,350,000    2,339,389    7.6200    1/1/18    Actual/360
   405     Sanger                        CA      93757     2,334,000    2,326,172    7.7500   12/1/12    Actual/360
   407     Shreveport                    LA      71129     2,322,000    2,322,000    8.1400    7/1/07    Actual/360
   413     Menasha                       WI      54956     2,275,000    2,261,613    7.4375    3/1/13    Actual/360
   415     Payson                        AZ      85541     2,250,000    2,247,472    7.5900    4/1/18    Actual/360
   417     Metairie                      LA      70002     2,224,000    2,222,177    7.0000    4/1/08    Actual/360
   421     Dallas                        TX      75235     2,200,000    2,200,000    8.1400    7/1/07    Actual/360
   424     Franklin                      TN      37064     2,200,000    2,196,877    7.8750    4/1/13    Actual/360
   430     New York                      NY      10001     2,200,000    2,189,022    8.1250   12/1/07    Actual/360
   440     Palm Springs                  FL      33461     2,150,000    2,142,587    7.6250   12/1/07    Actual/360
   443     Palmdale                      CA      93551     2,125,000    2,125,000    7.2100    5/1/08    Actual/360
   444     Hastings                      NE      68901     2,120,000    2,120,000    6.8750    5/1/08    Actual/360
   452     Metairie                      LA      70002     2,100,000    2,098,248    6.9100    4/1/08    Actual/360
   453     Wallkill                      NY      10941     2,100,000    2,098,030    7.3750    4/1/08    Actual/360
   456     St. Augustine                 FL      32092     2,100,000    2,096,490    8.1250    4/1/18    Actual/360
   457     Tacoma                        WA      98409     2,100,000    2,095,512    7.3500    3/1/18    Actual/360
   461     Kingsland                     GA      31548     2,100,000    2,093,197    7.8750    3/1/18    Actual/360
   462     Washington                    DC      20036     2,100,000    2,092,352    7.3750   12/1/07    Actual/360
   465     Fayetteville                  AR      72704     2,080,000    2,078,377    7.2500    4/1/08    Actual/360
   470     Statesville                   NC      28677     2,080,000    2,051,020    8.3750   12/1/12    Actual/360
   486     Newton                        NJ      07860     1,950,000    1,945,508    7.8700    2/1/08    Actual/360
   489     Santa Monica                  CA      90403     1,950,000    1,941,881    8.1250    1/1/08    Actual/360
   490     Macomb                        IL      61455     1,950,000    1,932,863    7.6250   12/1/17    Actual/360
   491     Lancaster                     OH      43130     1,950,000    1,932,863    7.6250   12/1/17    Actual/360
   492     Logan                         OH      43138     1,925,000    1,908,082    7.6250   12/1/17    Actual/360
   493     Octa                          OH      43128     1,925,000    1,908,082    7.6250   12/1/17    Actual/360
   497     Grants                        NM      87020     1,900,000    1,897,834    7.5000    4/1/08    Actual/360
   499     Miramar                       FL      33025     1,900,000    1,894,978    7.0625    2/1/08    Actual/360
   503     Van Nuys                      CA      91406     1,900,000    1,891,489    7.6700    1/1/18    Actual/360
   505     Plymouth Meeting              PA      19462     1,900,000    1,891,079    7.3750    1/1/08    Actual/360
   507     Sycamore                      IL      60178     1,900,000    1,883,302    7.6250   12/1/17    Actual/360
   514     Boise                         ID      83701     1,820,000    1,817,376    7.0200    3/1/08    Actual/360
   522     Menasha                       WI      54956     1,775,000    1,764,555    7.4375    3/1/13    Actual/360
   528     East Palo Alto                CA      94303     1,746,000    1,741,531    7.2500    2/1/08    Actual/360
   534     Philadelphia                  PA      19144     1,700,000    1,697,943    7.1250    4/1/08    Actual/360
   552     Everett                       WA      98208     1,600,000    1,594,882    7.1700    1/1/08    Actual/360
   556     Henderson                     NV      89014     1,575,000    1,575,000    7.2100    5/1/08    Actual/360

Exhibit I - XVI    Loans where interest is calculatd on Actual/360

-----------------------------------------------------------------------------------------------------------------------------------
            First
            Union
Prosup #   Control #           Property Name                                           Address
-----------------------------------------------------------------------------------------------------------------------------------
   557        171      Anchor Self Storage - Glendora                      700 E. Acosta
   561        172      Warehouse Specialists - Harrison Street             2440 Harrison Street
   565        304      New Hampshire Apartments                            345 South New Hampshire St.
   567        173      Briarcliff                                          4314 Commomwealth Ave, A-1
   580        175      Revco Drug Store                                    2939 The Plaza Road
   587        176      Glynbrook Estates                                   3642 Glynbrook Avenue
   588        289      Cypress Winds                                       2105 Cleary
   595        177      Camelot and Circle Inn Mobile Home Parks            330 W. Chubbuck Rd. and 210 Circle Inn St.
   601        179      Warehouse Specialists - 1286 Ehlers Road            1286 Ehlers Road
   602        180      Warehouse Specialists - Dixie Street                356 Dixie Street
   615        182      Kings Tree Apartments                               1800 Kingsley Avenue
   622        183      Carey Hill Plaza                                    220 E. Ashland Street
   624        184      Warehouse Specialists - Bell Street                 555 Bell Street
   625        185      Warehouse Specialists - Combined Locks              100 West Prospect Street
   627        186      Williamstown Bay                                    4809 Dale Street
   628        187      52 Liberty Street                                   52 Liberty Street
   629        336      Highview Apartments                                 930-934 Greenbriar Drive and 1024 Hillcrest Drive
   630        188      Kingwood                                            118 Kingwood Drive
   643        189      19-25 Brighton Avenue                               19-25 Brighton Avenue
   646        190      Crates shopping center                              14 North Bridge Avenue
   649        192      Ruffolo Plaza                                       9701-9711 West Sample Road
   650        298      Continental House                                   4318 South 25th Street
   661        299      Monmouth Beach Village                              108 South Cookman Avenue
   664        300      Washington Place                                    944 Old Washington Road
   667        196      Commerce Square Shopping Center                     203 Commerce Avenue
   669        197      Magnolia                                            2100 River View Rd.
   671        198      Creamery Hills                                      355 Creamery Road
   673        302      Wells Court                                         1856 Wells Drive
   674        199      Logan Square Shopping Center                        SWC of Logan Drive and Memorial Parkway (Highway 231)
   675        200      2486 Morris Avenue                                  2486 Morris Avenue

-------------------------------------------------------------------------------------------------------------------

                                                           Original  Cut-off date   Mortgage  Maturity     Accrual
Prosup #         City                   State   Zip Code   Balance      Balance       Rate      Date       Method
-------------------------------------------------------------------------------------------------------------------
   557     Glendora                      CA      91740     1,560,000    1,556,622    7.2800    3/1/08    Actual/360
   561     Neenah                        WI      54956     1,550,000    1,540,879    7.4375    3/1/13    Actual/360
   565     Los Angeles                   CA      90020     1,500,000    1,498,839    7.2900    4/1/05    Actual/360
   567     Charlotte                     NC      28205     1,500,000    1,493,243    7.6350    1/1/23    Actual/360
   580     Charlotte                     NC      28205     1,424,000    1,420,432    7.3750    2/1/08    Actual/360
   587     Keizer                        OR      97303     1,400,000    1,395,039    7.5000   12/1/07    Actual/360
   588     Metairie                      LA      70002     1,392,000    1,390,839    6.9100    4/1/08    Actual/360
   595     Chubbuck                      ID      83202     1,350,000    1,345,749    7.2500    1/1/08    Actual/360
   601     Neenah                        WI      54956     1,300,000    1,292,350    7.4375    3/1/13    Actual/360
   602     Fond Du Lac                   WI      54935     1,300,000    1,292,350    7.4375    3/1/13    Actual/360
   615     Orange Park                   FL      32073     1,200,000    1,196,993    7.3750    2/1/08    Actual/360
   622     Brockton                      MA      02402     1,125,000    1,120,962    7.6250    2/1/08    Actual/360
   624     Neenah                        WI      54956     1,100,000    1,093,527    7.4375    3/1/13    Actual/360
   625     Combined Locks                WI      54113     1,100,000    1,093,527    7.4375    3/1/13    Actual/360
   627     McFarland                     WI      53558     1,077,000    1,074,983    9.1100    2/1/23    Actual/360
   628     Kearny                        NJ      07032     1,068,000    1,064,955    7.7500    1/1/08    Actual/360
   629     DeKalb                        IL      60115     1,060,000    1,060,000    7.2500    5/1/08    Actual/360
   630     Murfreesboro                  TN      37130     1,063,000    1,059,091    7.3300   12/1/12    Actual/360
   643     Allston                       MA      02134      990,000      989,228     7.2500    4/1/08    Actual/360
   646     Redbank                       NJ      07701      960,000      958,970     7.8750    4/1/13    Actual/360
   649     Coral Springs                 FL      33065      938,000      933,852     7.7500    1/1/08    Actual/360
   650     Omaha                         NE      68107      930,000      930,000     6.8750    5/1/08    Actual/360
   661     Long Branch                   NJ      07740      780,000      780,000     6.9600    5/1/28    Actual/360
   664     Thomson                       GA      30824      765,000      764,538     8.5200    4/1/23    Actual/360
   667     La Grange                     GA      30240      750,000      747,308     7.6250    2/1/08    Actual/360
   669     Tunica                        MS      38646      725,000      722,827     8.2500   12/1/07    Actual/360
   671     Harford                       NY      13784      608,000      606,232     7.6500    1/1/28    Actual/360
   673     Atlanta                       GA      30311      490,000      490,000     7.5000    5/1/23    Actual/360
   674     Huntsville                    AL      35802      450,000      448,385     7.6250    2/1/08    Actual/360
   675     Bronx                         NY      10468      440,000      438,203     7.7500   11/1/07    Actual/360

                                 EXHIBIT I-XXVI

                    Exceptions to Clause (xxvi) of Schedule I

--------------------------------------------------------------------------------
Pro Sup #      First Union     Property Name    Property Address    City/State
               Control #
--------------------------------------------------------------------------------
673            302             Wells Court      1856 Wells Drive    Atlanta, GA
--------------------------------------------------------------------------------

                                EXHIBIT I-XXXVII

                   Exceptions to Clause (xxvii) of Schedule I

Five Brinkers

                                 EXHIBIT I-XXXI

                    Exceptions to Clause (xxxi) of Schedule I

                                      None

                                 EXHIBIT I-XL

                    Exceptions to Clause (xl) of Schedule I

                                      None

                                 EXHIBIT I-XLII

                   Exceptions to Clause (xlii) of Schedule I*


* The referenced Loans are either newly constructed or have been substantially renovated within the last 18 months.

Exhibit I - XLII    Loans with no engineering report within the last 18 months

             First Union
               Control
ProSup ID #     Number                     Property Name                                    Address

    28            10                      Peachtree Walk                            1074-1075 Peachtree Walk
   23f           7.1                Macaroni Grill - Store #37                            1670 W. I-20
   23a           7.2                 On The Border - Store #16                           1121 I-20 West
   23b           7.3                Macaroni Grill - Store #131                     5133 S. Padre Island Dr.
   23e           7.4                   Chili's - Store #332                              7621 F.M. 1960
   23d           7.5                 On The Border - Store #17                       1890 S. Stemmon Frwy.
   23g           7.7                   Chili's - Store #520                             5025 E. 42nd St.
   23c           7.8                 On The Border - Store #50                          4301 S. Broadway
   23h           7.9                   Chili's - Store #272                           3710 Call Field Dr.
    24            8                       Brinker Trust 9                            6700-6750 LBJ Freeway
    39            17                The Plantation at Lafayette                         211 Liberty Ave.
   55b           23.1                On The Border - Store #24                         8555 S. Quebec St.
   55e           23.3                  Chili's - Store #256                          2107 N. Veterans Pkwy.
   55d           23.4                  Chili's - Store #523                             301 Constitution
   55c           23.5                  Chili's - Store #364                            3030 S. Glenstone
   55f           23.6                  Chili's - Store #421                              3580 Broadway
    57            24                         Northwind                               1680 Sky Mountain Road
   56e           25.1                  Chili's - Store #404                                9610 Hwy 5
   56d           25.2                  Chili's - Store #500                              2319 Iowa St.
   56b           25.3               Macaroni Grill - Store #84                        2572 Citiplace Court
   56a           25.4               Macaroni Grill - Store #53                        39300 Seven Mile Rd.
   56f           25.5                  Chili's - Store #314                          1388 Kildaire Farm Rd.
   56c           25.6                On The Border - Store #40                          8101 Giacosa Dr.
   58a           26.1               Macaroni Grill - Store #50                         11100 West Markham
   58c           26.2                  Chili's - Store #470                      1706 E. Cheyenne Mountain Rd.
   58f           26.3                  Chili's - Store #329                            1161 Old Salem Rd.
   58b           26.5               Macaroni Grill - Store #115                        740 SE Maynard Rd.
    96            41                Scott Mountain by the Brook                    7828 SE Aspen Summit Drive
   142            49               United HealthCare Office Bldg                      13621 NW 12th Street
   256            77                     Winn Dixie Eustis                          1951 State Road 19 North
   283            87                        Metro Plaza                            1407-1411 East-West Hgwy &
                                                                                     8397-8399 Colesville Rd
   290            89                     Staples Hazelton                          180 Susquehanna Boulevard
   320            99                      Pep Boys Union                              2525 U.S. Highway 22
   332           100                 Safeway Milton Freewater                        455 North Columbia St.
   351           103                       Pheasant Glen                            447 West Clinton Avenue
   356           105                      Walgreen Miami                           9675 Northwest 41st Street
   386           114                     Walgreen Houston                          10850 Scarsdale Boulevard
   433           135                      Eckerd Ventnor                              6701 Ventnor Avenue
   438           136                     Rite Aid Roanoke                            1168 Peters Creek Road
   447           140                      Eckerd Winslow                      S.W. Willaimstown - New Freedom Road
   467           144                      Eckerd Wildwood                              4201 Atlantic Ave.
   478           146                       Eckerd Oviedo                          Mitchell Hammock & Lockwood
   495           154                        CVS Brazil                           SEC Forest Ave & National Ave
   539           163                    State Farm Cranford                             70 Myrtle Street
   538           164                        CVS Tipton                               711 East Jefferson St
   541           165                         CVS York                                  820 Edgewood Road
   546           166                       CVS Rockville                               NWC US 36 & SR 41
   547           167                       CVS Edinburgh                           NEC US 31 & Eisenhower Rd
   580           175                     Revco Drug Store                             2939 The Plaza Road
   671           198                      Creamery Hills                               355 Creamery Road
   141           217                     Shoppes of Olney                      3110-3134 Olney Sandy Spring Road
   345           256                    Walgreen Lafayette                     SEC 18TH Street and State Road 26
   576           287                         CVS Aiken                             Whiskey Rd & Shannon Lane
   573           288                      IHOP Kannapolis                             800 Cloverleaf Plaza
   592           292                       IHOP Gastonia                                  500 Cox Road
   604           296                      IHOP Wilmington                              5355 Market Street
   664           300                     Washington Place                           944 Old Washington Road
   673           302                        Wells Court                                 1856 Wells Drive
   126           315                        The Addison                               831 E. Morehead St.
   177           317             Dill Creek Commons Shopping Center               1360 West Wade Hampton Blvd.
    41           319                Woodholme Medical Building                       1838 Greene Tree Road
   487           326                     Rite Aid Gaylord                               419 Main Street
   653           327                   Sunbelt Newport News                        745 Industrial Park Drive
   333           328                     Rite Aid Portage                      Westnedge Avenue and Kilgore Road
    23            7                      Brinker Trust 11                                   Various
    55            23                      Brinker Trust 5                                      0
    56            25                      Brinker Trust 7                                   Various
    58            26                      Brinker Trust 2                                   Various

ProSup ID #           City               State       Zip Code
    28              Atlanta                GA         30309
   23f             Arlington               TX         76017
   23a             Arlington               TX         76017
   23b          Corpus Christie            TX         78411
   23e              Houston                TX         77070
   23d             Lewisville              TX         75067
   23g               Odessa                TX         79762
   23c               Tyler                 TX         75703
   23h           Witchita Falls            TX         78603
    24               Dallas                TX         75240
    39             Lafayette               LA         70508
   55b          Highlands Ranch            CO         80126
   55e            Bloomington              IL         61704
   55d             W. Monroe               LA         71292
   55c            Springfield              MO         65804
   55f               Edmond                OK         73013
    57                Reno                 NV         89503
   56e            Douglasville             GA         30135
   56d              Lawrence               KS         66046
   56b            Baton Rouge              LA         70808
   56a              Livonia                MI         48152
   56f                Cary                 NC         27511
   56c              Memphis                TN         38133
   58a            Little Rock              AR         72211
   58c          Colorado Springs           CO         80906
   58f              Conyers                GA         30207
   58b                Cary                 NC         27511
    96              Portland               OR         97266
   142              Sunrise                FL         33304
   256               Eustis                FL         32726
   283           Silver Spring             MD         20910
   290           West Hazelton             PA         18201
   320           Union Township            NJ          7083
   332          Milton Freewater           OR         98762
   351           State College             PA         16803
   356               Miami                 FL         33178
   386              Houston                TX         77089
   433            Ventnor City             NJ          8408
   438              Roanoke                VA         24017
   447          Winslow Township           NJ          8095
   467              Wildwood               NJ          8260
   478               Oveido                FL         32765
   495               Brazil                IN         47834
   539              Cranford               NJ          7016
   538               Tipton                IN         46072
   541                York                 PA         17402
   546             Rockville               IN         47872
   547             Edinburgh               IN         46124
   580             Charlotte               NC         28205
   671              Harford                NY         13784
   141               Olney                 MD         20832
   345             Lafayette               IN         47905
   576               Aiken                 SC         29803
   573             Kannapolis              NC         28083
   592              Gastonia               NC         28054
   604             Wilmington              NC         28405
   664              Thomson                GA         30824
   673              Atlanta                GA         30311
   126             Charlotte               NC         28204
   177               Greer                 SC           0
    41             Baltimore            Maryland      21208
   487              Gaylord                MI         49735
   653            Newport News             VA         23608
   333              Portage                MI         49081
    23              Various                TX           0
    55                 0                   GA           0
    56              Various             Various         0
    58              Various             Various         0

                                  EXHIBIT II-A

                     Exception to Clause (A) of Schedule II

                                      None

                                  EXHIBIT II-B

                     Exceptions to Clause (B) of Schedule II

                                      None

                                  EXHIBIT II-J

                     Exceptions to Clause (J) of Schedule II

                                      None

                                  EXHIBIT II-L

                     Exceptions to Clause (L) of Schedule II

                                      None

                                  EXHIBIT IV-A

                     Exceptions to Clause (A) of Schedule IV

--------------------------------------------------------------------------------
Pro Sup #      First Union     Property Name    Property Address   City/State
               Control #
--------------------------------------------------------------------------------
539            163             State Farm -     70 Myrtle Ave      Cranford, NJ
                               Cranford
--------------------------------------------------------------------------------
315            96              Winn Dixie -     111 Independence   Morganton, NC
                               Morganton        Blvd
--------------------------------------------------------------------------------

                                  EXHIBIT IV-B

                     Exceptions to Clause (B) of Schedule IV

                                 EXHIBIT IV - B

                        First Union
 Control #   ProSup#    Property Name                          Property Address                              City              State
------------------------------------------------------------------------------------------------------------------------------------
    154       495       CVS - Brazil                  SEC Forest Ave & National Ave                        Brazil               IN
    167       547       CVS - Edinburgh               NEC US 31 & Eisenhower Rd                            Edinburgh            IN
    166       546       CVS - Rockville               NWC US 36 & SR 41                                    Rockville            IN
    164       538       CVS - Tipton                  711 East Jefferson St                                Tipton               IN
    165       541       CVS - York                    820 Edgewood Road                                    York                 PA
    170       550       CVS - Greece                  3750 ML Read Boulevard                               Greece               NY
    295       605       Eckerd - Kernersville         SEC Nelson St & Piney Grove Rd                       Kernersville         NC
    135       433       Eckerd - Ventor               6701 Ventnor Avenue                                  Ventnor City         NJ
    140       447       Eckerd - Winslow              S.W. Williamstown - New Freedom Road                 Winslow Township     NJ
    144       467       Eckerd - Wildwood             4201 Atlantic Ave.                                   Wildwood             NJ
    181       606       Eckerd - Easley               5991 Calhoun Memorial Highway                        Easley               SC
     65       189       Kroger - Huntsville           8404 South Memorial Parkway                          Huntsville           AL
     55       159       Kroger - LaGrange             203 Commerce Avenue                                  LaGrange             GA
    133       426       Office Depot                  SEC East Mississippi Avenue & South Potomac Street   Aurora               CO
    326       487       Rite Aid - Gaylord            419 Main Street                                      Gaylord              MI
    328       333       Rite Aid - Portage            Westnedge Avenue and Kilgore Raod                    Portage              MI
    136       438       Rite Aid - Roanoke            1168 Peters Creek Road                               Roanoke              VA
    306       437       Rite Aid - Virginia Beach     324 Virginia Brach Blvd                              Virginia Beach       VA

    100       332       Safeway                       455 North Columbia St.                               Milton Freewater     OR
     11        31       Shaws                         50 Boston Post Road                                  Orange               CT
     89       290       Staples                       180 Susquehanna Boulevard                            West Hazelton        PA
    163       539       State Farm                    70 Myrtle Street                                     Cranford             NJ
    193       658       USPS                          120 Allen Road                                       Fallon               NV
    114       386       Walgreen's - Houston          10850 Scarsdale Boulevard                            Houston              TX
    127       408       Walgreen's - Coral Springs    5480 University Drive                                Coral Springs        FL
    105       356       Walgreen's - Miami            9675 Northwest 41st Street                           Miami                FL
    250       340       Walgreen's - St. John         9280 Wicker Avenue                                   ST. John             IN
    256       345       Walgreen's - Lafayette        SEC 18TH Street and State Road 26                    Lafayette            IN
    131       412       Walgreen's - Chicago          1546 North Central Ave.                              Chicago              IL
     96       315       Winn Dixie - Morganton        111 Independence Boulevard                           Morganton            NC
     82       261       Winn Dixie - Orangeburg       1481 Chestnut Street                                 Orangeburg           SC
     77       256       Winn Dixie - Eustis           1951 State Road 19 North                             Eustis               FL

                                  EXHIBIT IV-C

                     Exceptions to Clause (C) of Schedule IV

                                            Control #        Pro Sup
                                            ---------        -------
Rite Aid Gaylord                              326              487
Rite Aid Portage                              328              333
Rite Aid Roanoke                              136              438
Rite Aid VA Beach                             306              437
Safeway Milton Freewater                      100              332
Shaws Sainsbury                                11               31
Sunbelt Newport News                          327              653
Walgreens Houston                             114              386
Walgreens Coral Springs                       127              408
Walgreens Miami                               105              356
Walgreens St. John                            250              340
Walgreens Lafayette                           256              345
Walgreens Chicago                             131              412
Eckerd Ventor                                 135              433
Eckerd Winslow                                140              447
Eckerd Wildwood                               144              467
Eckerd Oviedo                                 146              478
Eckerd Easley                                 181              606
Eckerd Kernersville                           295              605
CVS Brazil                                    154              495
CVS Rockville                                 166              546
CVS Tipton                                    164              538
CVS Edinburgh                                 167              547
CVS York                                      165              541
Staples Hazelton                               89              290
State Farm Cranford                           163              539
USPS Fallon                                   193              658
Winn Dixie Morganton                           96              315
Winn Dixie Orangeburg                          82              261
Winn Dixie Eustis                              77              256

Kroger Huntsville                              65              189
Kroger LaGrange                                55              159
Office Depot Aurora                           133              426
Eckerd Houma                                  139              442
Eckerd Shreveport                             159              509
Eckerd Oldsmar                                168              555
CVS Greece                                    170              550
CVS Aiken                                     287              576
IHOP Gastonia                                 292              592
IHOP Wilmington                               296              604
IHOP Kannapolis                               288              573
Pep Boys Union                                 99              320

                                  EXHIBIT IV-D

                     Exceptions to Clause (D) of Schedule IV

                                            Control #        Pro Sup
                                            ---------        -------
Rite Aid Gaylord                              326              487
Rite Aid Portage                              328              333
Rite Aid Roanoke                              136              438
Rite Aid VA Beach                             306              437
Safeway Milton Freewater                      100              332
Shaws Sainsbury                                11               31
Sunbelt Newport News                          327              653
Walgreens Houston                             114              386
Walgreens Coral Springs                       127              408
Walgreens Miami                               105              356
Walgreens St. John                            250              340
Walgreens Lafayette                           256              345
Walgreens Chicago                             131              412
Eckerd Ventor                                 135              433
Eckerd Winslow                                140              447
Eckerd Wildwood                               144              467
Eckerd Oviedo                                 146              478
Eckerd Easley                                 181              606
Eckerd Kernersville                           295              605
CVS Brazil                                    154              495
CVS Rockville                                 166              546
CVS Tipton                                    164              538
CVS Edinburgh                                 167              547
CVS York                                      165              541
Staples Hazelton                               89              290
State Farm Cranford                           163              539
USPS Fallon                                   193              658
Winn Dixie Morganton                           96              315
Winn Dixie Orangeburg                          82              261
Winn Dixie Eustis                              77              256

Kroger Huntsville                              65              189
Kroger LaGrange                                55              159
Office Depot Aurora                           133              426
Eckerd Houma                                  139              442
Eckerd Shreveport                             159              509
Eckerd Oldsmar                                168              555
CVS Greece                                    170              550
CVS Aiken                                     287              576
IHOP Gastonia                                 292              592
IHOP Wilmington                               296              604
IHOP Kannapolis                               288              573
Pep Boys Union                                 99              320

                                  EXHIBIT IV-E

                     Exceptions to Clause (E) of Schedule IV


                                      None

                                  EXHIBIT IV-G

                     Exceptions to Clause (G) of Schedule IV

                                      None

                                  EXHIBIT IV-H

                     Exceptions to Clause (H) of Schedule IV

                                      None

                                  EXHIBIT IV-I

                     Exceptions to Clause (I) of Schedule IV

                                      None

                                  EXHIBIT IV-J

                     Exceptions to Clause (J) of Schedule IV

                                      None

                                  EXHIBIT IV-L

                     Exceptions to Clause (L) of Schedule IV

Exhibit IV - L      CTL loans with Lease Guarantors

Seuritizat                                                                                                 Property
   ion#     Prosup #       Property Name                   Property Address              Property City      State
   327        653      Sunbelt Newport News          745 Industrial Park Drive           Newport News         VA
    7         23       Brinker Trust 11              Various                             Various              TX
   7.1        23f      Macaroni Grill - Store #37    1670 W. I-20                        Arlington            TX
   7.2        23a      On The Border - Store #16     1121 I-20 West                      Arlington            TX
   7.3        23b      Macaroni Grill - Store #131   5133 S. Padre Island Dr.            Corpus Christie      TX
   7.4        23e      Chili's - Store #332          7621 F.M. 1960                      Houston              TX
   7.5        23d      On The Border - Store #17     1890 S. Stemmon Frwy.               Lewisville           TX
   7.6        23i      Chili's - Store #326          2800 Judson Rd.                     Longview             TX
   7.7        23g      Chili's - Store #520          5025 E. 42nd St.                    Odessa               TX
   7.8        23c      On The Border - Store #50     4301 S. Broadway                    Tyler                TX
   7.9        23h      Chili's - Store #272          3710 Call Field Dr.                 Witchita Falls       TX
    8         24       Brinker Trust 9               6700-6750 LBJ Freeway               Dallas               TX
    23        55       Brinker Trust 5               0                                   0                    GA
   23.1       55b      On The Border - Store #24     8555 S. Quebec St.                  Highlands Ranch      CO
   23.2       55a      Macaroni Grill - Store #106   780 Cobb Place Blvd.                Kennesaw             GA
   23.3       55e      Chili's - Store #256          2107 N. Veterans Pkwy.              Bloomington          IL
   23.4       55d      Chili's - Store #523          301 Constitution                    W. Monroe            LA
   23.5       55c      Chili's - Store #364          3030 S. Glenstone                   Springfield          MO
   23.6       55f      Chili's - Store #421          3580 Broadway                       Edmond               OK
    25        56       Brinker Trust 7               Various                             Various            Various
   25.1       56e      Chili's - Store #404          9610 Hwy 5                          Douglasville         GA
   25.2       56d      Chili's - Store #500          2319 Iowa St.                       Lawrence             KS
   25.3       56b      Macaroni Grill - Store #84    2572 Citiplace Court                Baton Rouge          LA
   25.4       56a      Macaroni Grill - Store #53    39300 Seven Mile Rd.                Livonia              MI
   25.5       56f      Chili's - Store #314          1388 Kildaire Farm Rd.              Cary                 NC
    26        58       Brinker Trust 2               Various                             Various            Various
   26.1       58a      Macaroni Grill - Store #50    11100 West Markham                  Little Rock          AR
   26.2       58c      Chili's - Store #470          1706 E. Cheyenne Mountain Rd.       Colorado Springs     CO
   26.3       58f      Chili's - Store #329          1161 Old Salem Rd.                  Conyers              GA
   26.4       58d      Chili's - Store #302          3795 E. Main St.                    St. Charles          IL
   26.5       58b      Macaroni Grill - Store #115   740 SE Maynard Rd.                  Cary                 NC
   26.6       58e      Chili's - Store # 309         9009 E. 71st Street                 Tulsa                OK
   165        541      CVS York                      820 Edgewood Road                   York                 PA
   170        550      CVS Greece                    3750 Mt. Read Boulevard             Greece               NY
   287        576      CVS Aiken                     Whiskey Rd & Shannon Lane           Aiken                SC
   288        573      IHOP Kannapolis               800 Cloverleaf Plaza                Kannapolis           NC
   292        592      IHOP Gastonia                 500 Cox Road                        Gastonia             NC
   296        604      IHOP Wilmington               5355 Market Street                  Wilmington           NC
    11        31       Shaws Sainsbury               50 Boston Post Road                 Orange               CT
    55        159      Kroger La Grange              203 Commerce Avenue                 LaGrange             GA
    65        189      Kroger Huntsville             8404 South Memorial Parkway         Huntsville           AL
   154        495      CVS Brazil                    SEC Forest Ave & National Ave       Brazil               IN
   166        546      CVS Rockville                 NWC US 36 & SR 41                   Rockville            IN
   167        547      CVS Edinburgh                 NEC US 31 & Eisenhower Rd           Edinburgh            IN
   164        538      CVS Tipton                    711 East Jefferson St               Tipton               IN
   328        333      Rite Aid Portage              Westnedge Avenue and Kilgore Road   Portage              MI
   326        487      Rite Aid Gaylord              419 Main Street                     Gaylord              MI
   136        438      Rite Aid Roanoke              1168 Peters Creek Road              Roanoke              VA
   306        437      Rite Aid Virginia Beach       324 Virginia Beach Blvd             Virginia Beach       VA
   131        412      Walgreen Chicago              1546 North Central Ave.             Chicago              IL
   250        340      Walgreen St John              9280 Wicker Avenue                  St. John             IN
    82        261      Winn Dixie Orangeburg         1481 Chestnut Street                Orangeburg           SC
    96        315      Winn Dixie Morganton          111 Independence Boulevard          Morganton            NC

Seuritizat   Property      General           Lease
   ion#      Zip Code    Property Type      Guarntor
   327         23608        Retail       Ashtead Group PLC
    7            0        Restaurant     Brinker International
   7.1         76017      Restaurant     Brinker International
   7.2         76017      Restaurant     Brinker International
   7.3         78411      Restaurant     Brinker International
   7.4         77070      Restaurant     Brinker International
   7.5         75067      Restaurant     Brinker International
   7.6         75605      Restaurant     Brinker International
   7.7         79762      Restaurant     Brinker International
   7.8         75703      Restaurant     Brinker International
   7.9         78603      Restaurant     Brinker International
    8          75240        Office       Brinker International
    23           0        Restaurant     Brinker International
   23.1        80126      Restaurant     Brinker International
   23.2        30144      Restaurant     Brinker International
   23.3        61704      Restaurant     Brinker International
   23.4        71292      Restaurant     Brinker International
   23.5        65804      Restaurant     Brinker International
   23.6        73013      Restaurant     Brinker International
    25           0        Restaurant     Brinker International
   25.1        30135      Restaurant     Brinker International
   25.2        66046      Restaurant     Brinker International
   25.3        70808      Restaurant     Brinker International
   25.4        48152      Restaurant     Brinker International
   25.5        27511      Restaurant     Brinker International
    26           0        Restaurant     Brinker International
   26.1        72211      Restaurant     Brinker International
   26.2        80906      Restaurant     Brinker International
   26.3        30207      Restaurant     Brinker International
   26.4        60174      Restaurant     Brinker International
   26.5        27511      Restaurant     Brinker International
   26.6        74133      Restaurant     Brinker International
   165         17402        Retail          CVS Corporation
   170         14616        Retail          CVS Corporation
   287         29803        Retail          CVS Corporation
   288         28083      Restaurant           IHOP Corp
   292         28054      Restaurant           IHOP Corp
   296         28405      Restaurant           IHOP Corp
    11         44601        Retail         J. Sainsbury PLC
    55         30241        Retail          Kroger Company
    65         35801        Retail          Kroger Company
   154         47834        Retail          Revco D.S. Inc.
   166         47872        Retail          Revco D.S. Inc.
   167         46124        Retail          Revco D.S. Inc.
   164         46072        Retail          Revco D.S.Inc.
   328         49081        Retail           Rite Aid Corp
   326         49735        Retail           Rite Aid Corp.
   136         24017        Retail       Rite Aid Corporation
   306         23451        Retail       Rite Aid Corporation
   131         60639        Retail          Walgreen Company
   250         46373        Retail          Walgreen Company
    82         29115        Retail       Winn-Dixie Stores, Inc.
    96         28655        Retail       Winn-Dixie Stores, Inc.